UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

Surge Components, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SURGE COMPONENTS, INC.
95 East Jefryn Blvd.
Deer Park, New York 11729

October 29, 2021

Dear Stockholders:

It is our pleasure to invite you to the Annual Meeting of Stockholders (the “Annual Meeting”) of Surge Components, Inc. (“Surge” or the “Company”) to be held on Tuesday, November 23, 2021, by telephone or at the following website address: https://event.on24.com/wcc/r/2790858/D2A4E8FBB2E4625C108E4FEAE87F69D3 and by entering the 12-digit control number included on the proxy card you received or in the instructions that accompanied your proxy materials. The Annual Meeting will begin at 10:00 a.m., Eastern time. A Notice of the Annual Meeting of Stockholders, Proxy Statement and Proxy Card are enclosed with this letter. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended November 30, 2020, also accompanies this mailing.

The Annual Meeting will be held for the following purposes:

1.	To elect seven directors to the Board of Directors of the Company (the “Board” or “Board of Directors”) from the nominees named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the Company’s 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2021;

3.	To hold an advisory vote on the executive compensation of the Company’s named executive officers; To

4.	conduct a non-binding advisory vote on the frequency of future Say-on-Pay votes;

5.	To approve the reincorporation of the Company from the State of Delaware to the State of Nevada pursuant to a plan of merger; and

6.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

It is important that your shares be represented at the Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we hope that you will read the enclosed Notice of the Annual Meeting, Proxy Statement and the voting instructions on the enclosed Proxy Card. We hope that you will promptly vote by completing, signing and dating the Proxy Card and mailing it in the enclosed, postage pre-paid envelope, or vote by the Internet by following the instructions on the Proxy Card. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to gain access to the virtual Annual Meeting to vote your shares during the meeting or ask questions during the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your ownership of the Company’s common stock, along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on November 17, 2021. Forward the email from your broker and attach an image of your legal proxy to www.cstproxy.com. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

The attached Proxy Statement is dated October 29, 2021, and is first being mailed to stockholders on or about November 2, 2021, together with the Proxy Card and the Annual Report to Stockholders for the fiscal year ended November 30, 2020.

Sincerely,

/s/ Ira Levy
Chief Executive Officer, President and Director

SURGE COMPONENTS, INC.
95 East Jefryn Blvd.
Deer Park, New York 11729

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 23, 2021

TO THE STOCKHOLDERS OF SURGE COMPONENTS, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Annual Meeting”) of Surge Components, Inc., a Delaware Corporation (“Surge” or the “Company”), will be held on Tuesday, November 23, 2021, at 10:00 a.m., Eastern time. The Annual Meeting is being held virtually for the following purposes:

1.	To elect seven directors to the Board of Directors of the Company (the “Board” or “Board of Directors”) from the nominees named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the Company’s 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2021;

3.	To hold an advisory vote on the executive compensation of the Company’s named executive officers; To

4.	conduct a non-binding advisory vote on the frequency of future Say-on-Pay votes; and

5.	To approve the reincorporation of the Company from the State of Delaware to the State of Nevada pursuant to a plan of merger; and

6.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors recommends that you use the enclosed Proxy Card to vote FOR each of the Company’s nominees for directors in proposal 1 and FOR proposals 2, 3 and 5, AND “Three Years” on the frequency of future say-on-pay votes..

You are cordially invited to attend the virtual Annual Meeting. The Board of Directors has fixed the close of business on October 12, 2021 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof.

YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. If you are a stockholder of record, whether or not you personally plan to attend the virtual Annual Meeting, please take a few minutes now to vote over the internet by following the instructions on the Proxy Card, or by completing, signing and dating the enclosed Proxy Card and mailing it in the postage pre-paid envelope provided. If your shares are held in “street name,” that is, held for your account by a broker, bank or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Regardless of the number of Company shares you own, your vote is important.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD OF DIRECTORS’ NOMINEES USING THE ENCLOSED PROXY CARD.

THE BOARD ADDITIONALLY RECOMMENDS VOTING FOR PROPOSALS 2, 3, 5 AND “THREE YEARS” ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES USING THE ENCLOSED PROXY CARD.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

/s/ Ira Levy
Chief Executive Officer, President and Director

Deer Park, New York
October 29, 2021

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about November 2, 2021.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on November 23, 2021.

This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and our Annual Report to Stockholders for the fiscal year ended November 30, 2020, are available free of charge at the “Investor Relations” portion of our website at https://surgecomponents.com/about/investors/.

i

SURGE COMPONENTS, INC.
95 East Jefryn Blvd.
Deer Park, New York 11729

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
November 23, 2021

This Proxy Statement, along with a proxy card and our 2021 Annual Report, is first being mailed to stockholders on or about November 2, 2021

General Information

This proxy statement (the “Proxy Statement”) is being furnished by the Board of Directors (the “Board” or the “Board of Directors”) of Surge Components, Inc. (“Surge” or the “Company”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held virtually at https://event.on24.com/wcc/r/2790858/D2A4E8FBB2E4625C108E4FEAE87F69D3 on Tuesday, November 23, 2021, at 10:00 a.m., Eastern time, and at any postponements or adjournments thereof (the “Annual Meeting”). The Annual Meeting is being held for the purposes set forth in this Proxy Statement. This Proxy Statement, the enclosed Proxy Card, and the Annual Report to Stockholders for the fiscal year ended November 30, 2020, are first being mailed to stockholders on or about November 2, 2021.

Under our governing documents, no other business may be raised by stockholders at the Annual Meeting unless proper notice has been given to us by the stockholders seeking to bring such business before the meeting. If any other item or proposal properly comes before the Annual Meeting, the proxies received will be voted on such matter in accordance with the discretion of the proxy holders.

Voting Procedures

If you are a record holder, meaning your shares are registered in your own name, you may vote:

(1)	By Mail: Complete, sign and date your enclosed Proxy Card and mail it in the enclosed envelope. Your shares will be voted according to your instructions.

(2)	By E-Mail: You may cast your vote by E-Mail. Mark, sign and date your Proxy Card and sent it to Proxy@continentalstock.com

(3)	Online at the virtual Annual Meeting: If you were a stockholder of record at the close of business on October 12, 2021, and have your control number, you may vote your shares prior to the virtual Annual Meeting by following the instructions included in the Proxy Statement and this Supplement, or during the virtual Annual Meeting by following the instructions available on the virtual Annual Meeting website. A list of stockholders of record will be available electronically during the Annual Meeting.

If your shares are held in “street name,” meaning they are held for your account by a broker, bank or other nominee, these proxy materials are being forwarded to you by that nominee. The nominee holding for your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may vote:

(1)	Over the Internet: You will receive instructions from your broker, bank or other nominee stating if they permit Internet voting and, if they do, explaining how to do so. You should follow those instructions.

(2)	By Mail: You will receive instructions from your broker, bank or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3)	Online at the virtual Annual Meeting: If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to gain access to the virtual Annual Meeting to vote your shares during the meeting or ask questions during the meeting. You will not be able to vote at the meeting unless you have submitted proof of a legal proxy from your broker, bank or other nominee issued in your name giving you the right to vote your shares.

The shares represented by any proxy card which is properly executed and received by the Company prior to or at the Annual Meeting (each, a “Conforming Proxy”) will be voted in accordance with the specifications made thereon. Conforming Proxies on a Proxy Card on which no specifications have been made by the stockholder will be voted in favor of the proposals described in the Proxy Statement. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement. However, if any other matters are properly brought before the Annual Meeting, the persons named in the Proxy Card will vote the shares represented by each Conforming Proxy on a Proxy Card on those matters as instructed by the Board of Directors, or in the absence of express instructions from the Board of Directors, in accordance with their own best judgment. For information regarding the revocation of a Conforming Proxy, please see “Revocation of Proxies”.

Proof of Ownership Required for Attending the Annual Meeting Online

You are entitled to attend the virtual Annual Meeting only if you are a stockholder of the Company’s common stock, par value $0.001 per share (“Common Stock”), as of the close of business on October 12, 2021, the record date set by the Board of Directors (the “Record Date”), or hold a valid proxy for the Annual Meeting. If you are a stockholder of record or a beneficial owner of Common Stock that is held of record by a broker, bank or other nominee, you will need to submit proof of your proxy power (legal proxy) reflecting your ownership of the Company’s common stock, along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on November 17, 2021. Forward the email from your broker and attach an image of your legal proxy to www.cstproxy.com.

Quorum

The presence at the Annual Meeting, online or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote, is necessary to constitute a quorum. Shares of Common Stock represented by Conforming Proxies will be counted as present at the Annual Meeting for purposes of determining a quorum without regard as to whether the proxy is marked as casting a vote for or against a proposal, withholding a vote or abstaining. Shares of Common Stock represented by Conforming Proxies that are voted on at least one matter coming before the Annual Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner’s discretion has been withheld (a “broker non-vote”) for voting on some or all other matters. For information regarding broker non-votes, please see “Revocation of Proxies.” As of October 12, 2021, the record date, there was issued and outstanding 5,515,342 shares of common stock entitled to one vote per share.

Required Vote

Each stockholder is entitled to one vote for each share of Common Stock.

Proposal No. 1, concerning the seven directors will be elected by a majority of votes cast for such Director nominee. You may either vote FOR or WITHHOLD authority to vote for the Company’s director nominees. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum. Broker non-votes are not deemed “votes cast” with respect to Proposal No. 1 and therefore will have no effect on the vote.

PLEASE SUPPORT YOUR BOARD OF DIRECTORS’ NOMINEES BY VOTING FOR THE BOARD OF DIRECTORS’ NOMINEES ON THE PROXY CARD.

Pursuant to the Company’s Articles of Incorporation, Bylaws and Delaware Law, proposals 2 and 3 will require the affirmative “FOR” votes of a majority the votes cast for such proposal. You may vote FOR, AGAINST or ABSTAIN on Proposal Nos. 2 and 3.

THE BOARD RECOMMENDS VOTING FOR PROPOSALS 2 AND 3.

For proposal 4, you may vote whether the advisory Say-on-Pay vote should be held every year, every two years, or every three years. If you abstain from voting on any of such proposals, your shares will nevertheless be counted as present for purposes of establishing a quorum at the Annual Meeting. Abstentions will have no practical effect on Proposal Nos. 2, 3 and 4. Broker non-votes will have no effect on the outcome of the vote for Proposal Nos. 3 and 4.

THE BOARD RECOMMENDS VOTING “THREE YEARS” ON THE FREQUENCY OF THE FUTURE SAY-ON-PAY VOTE USING THE ENCLOSING PROXY CARD.

Pursuant to the Company’s Articles of Incorporation, Bylaws and Delaware Law, proposal 5 will require “FOR” the majority of the outstanding votes. You may vote FOR, AGAINST or ABSTAIN on Proposal Nos. 5. Abstentions will have a negative effect on Proposal 5.

THE BOARD RECOMMENDS VOTING FOR PROPOSAL 5.

If your shares are registered in your name, your shares will not be voted unless you provide a proxy by Internet or mail, or vote at the virtual Annual Meeting. If you hold shares through an account with a bank, broker, or other nominee, your shares will not be voted, except with respect to certain routine matters, unless you provide voting instructions. Broker non-votes, if any, are counted as present for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether a proposal has been approved, except in the case of certain “routine” matters. Broker non-votes occur when brokers, banks and other nominees do not receive voting instructions from their customers, and the broker, bank or other nominee does not have discretionary voting authority with respect to a proposal. If you hold shares through a broker, bank or other nominee and you do not give instructions as to how to vote, under the rules of the New York Stock Exchange, your broker, bank or other nominee may have authority to vote your shares on certain routine matters but not on non-routine matters. If the nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the nominee that holds your shares will inform us that it does not have the authority to vote on such matter with respect to your shares. Typically, “non-routine” matters include the election of directors and the advisory proposals on executive compensation, and “routine” matters include ratification of the appointment of independent auditors. Therefore, please instruct your broker how to vote your shares on these matters promptly. We will publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days from the date of the Annual Meeting.

Solicitation of Proxies

We are required by law to convene an Annual Meeting of our stockholders at which directors are elected. Because our shares are widely held, it would be impractical for our stockholders to meet physically in sufficient numbers to hold a meeting. Accordingly, proxies are solicited from our stockholders. United States federal securities laws require us to send you this Proxy Statement and specify the information required to be contained in it. This solicitation of proxies is being made by the Board of Directors of the Company and all expenses of this solicitation will be borne by the Company. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other fiduciaries for their reasonable out of pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, directors, officers and employees may solicit proxies on behalf of the Board of Directors, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

Revocation of Proxies

A stockholder of record who has executed and delivered a Conforming Proxy may revoke such Conforming Proxy at any time before the Annual Meeting by (i) timely completing and returning a new proxy card with a later date, (ii) voting on a later date by using the Internet, (iii) delivering a written notice of revocation to the Corporate Secretary of the Company prior to the Annual Meeting or (iv) attending the Annual Meeting and voting virtually. Only a stockholder’s latest proxy submitted prior to the Annual Meeting will be counted. A stockholder’s attendance at the Annual Meeting will not automatically revoke such stockholder’s proxy unless such stockholder votes at the Annual Meeting or specifically requests in writing that his or her prior proxy be revoked.

If you are a beneficial owner, you may change your vote by submitting new voting instructions to your broker in accordance with such broker’s procedures.

Other Matters

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact: Surge Components, Inc., 95 East Jefryn Blvd., Deer Park, New York 11729, Attention: Corporate Secretary.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our board of directors’ terms expire at the stockholders meeting in the year set forth in the below chart:

Name	Age	Director Since	Term Expires
Ira Levy	65	1981	Nominee 2021
Steven J. Lubman	66	1981	Nominee 2021
Alan Plafker	62	2001	Nominee 2021
Martin Novick	85	2016	Nominee 2021
Lawrence Chariton	64	2001	Nominee 2021
Peter A. Levy	61	2017	Nominee 2021
Gary M. Jacobs	64	2003	Nominee 2021

At this Annual Meeting, stockholders will be asked to elect each of the director nominees listed above to hold office until the 2022 Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

Pursuant to the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated each of the seven listed director nominees, who each currently serve as a director, to stand for reelection at the Annual Meeting.

The basic responsibility of a Company director is to exercise his or her business judgment prudently and act in a manner that he or she believes in good faith to be in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee and the Board consider individuals who have records for leadership and success in their areas of activity and who will make meaningful contributions to the Board. Nominees for director are selected on the basis of Board experience, character, integrity, ability to make independent analytical inquiries, business background, as well as an understanding of the Company’s business environment.

We believe that each of the director nominees brings these qualifications in a positive manner to our Board of Directors. Moreover, the director nominees provide our Board with a complement of specific business skills, experience and perspectives.

We have been advised by each of the seven director nominees that they are willing to be named as nominees, and each is willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Conforming Proxies on a Proxy Card held on the Record Date that are returned will be voted, unless otherwise specified, in favor of the nominees for the directors named below. Each of the nominees has consented to be named in this Proxy Statement and to serve if elected, but should any nominee be unable to serve or decline to serve for good cause (which event is not anticipated) the persons named in the Proxy Card intend to vote for such substitute nominee or nominees as the Nominating and Corporate Governance Committee may recommend and that the Board of Directors may nominate. If any such substitute nominee(s) are designated, we will file an amended proxy statement and Proxy Card that, as applicable, identifies the substitute nominee(s), discloses that such nominee(s) have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominee(s) as required by the rules of the SEC.

Nominees:

Ira Levy has served as our President, Chief Executive Officer and director since our inception in November 1981, and as our Chief Financial Officer since March 2010. From 1976 to 1981, Mr. Levy was employed by Capar Components Corp., an importer and supplier of capacitor and resistor products. Mr. Levy has served on the board of trustees of the Bellmore Jewish Center since 2002 and served as its president from 2006 to 2008. From 2000 to 2004, he served as a member of the board of trustees of METNY, the governing body of the Conservative movement of Judaism for New York, New Jersey, and Connecticut. Mr. Levy studied Business Management at Hofstra University. Mr. Levy’s experience in, and knowledge of, the electronics components business led to the conclusion that he should serve on our board.

Steven J. Lubman has served as our Vice President, Secretary and a director since our inception in November 1981. In June 1988, Mr. Lubman founded Challenge Electronics (“Challenge”), a division of the Company. From 1980 through 1981, he served as the sales manager for NIC Components Corp., a division of Nu Horizons Electronics Corp., a distributor of electronic components which was acquired by Arrow Electronics, Inc. (NYSE: ARW) in January 2011. From 1976 through 1980, Mr. Lubman served as both an inside and then outside salesperson for Capar Components Corp., a division of Diplomat Electronics Inc., a broad line distributor of electronic components including integrated circuits, diodes, transistors, and capacitor products. Mr. Lubman’s more than 35 years of experience in, and knowledge of the electronics components business, led to the conclusion that he should serve on our board.

Alan Plafker has served as a director since June 2001. Since November 2016, he has served as Vice President of Garber Atlas Fries & Associates, Inc., an insurance agency providing commercial and personal insurance coverage. From July 2000 to November 2016, Mr. Plafker served as President and Chief Executive Officer of Member Brokerage Service LLC, a credit union service organization owned by Melrose Credit Union, and also served as director of business services for the credit union. From January 1993 to July 2000, he served as a member of the credit union’s board of directors and supervisory committee. Mr. Plafker has more than 35 years of executive and management experience in the insurance and credit union industries. He is a New York State licensed insurance agent and broker. Mr. Plafker has earned certification as a Certified Professional Insurance Agent from the AIMS Society and earned the CIC designation from the Society of Certified Insurance Counselors. He has also earned the CUBLP (Credit Union Business Lending Professional) designation from the CUNA Business Lending Certification Institute. In addition, he is a past President and currently serves on the Board of Directors of the Professional Insurance Agents Association of New York State, and currently serves as Treasurer and as a member of the Board of Directors for the New York Independent Livery Drivers Benefit Fund, a New York State benefit fund providing injury benefits for livery drivers, to comply with the Workers’ Compensation Board regulations. Mr. Plafker received a Bachelor’s degree in business administration from Adelphi University. Mr. Plafker’s experience in the insurance industry and knowledge of financial matters led to the conclusion that he should serve on our board.

Martin Novick is a real estate investor and was appointed to the Board in September 2016. He served as a vice president of Audiovox Electronic Corp., an international distributor and value-added service provider in the accessory, mobile and consumer electronics industries, from 1969 to 2008. He previously served on the board of directors of Audiovox Electronic Corp., Nu Horizons Electronics Corp., a distributor of electronic components which was acquired by Arrow Electronics, Inc. (NYSE: ARW) in January 2011 and Arielle Electronics, a company that sold bluetooth and wireless products. Mr. Novick holds a Bachelor’s Degree in Marketing from New York University. Mr. Novick’s significant experience in the electronics industry and as a director of a public company led to the conclusion that he should serve on our board.

Lawrence Chariton has served as a director since 2001. Since May 2008, he has served as a consultant to Great American Jewelry, a retail jewelry firm. He served for 32 years as Chief Operating Officer of Linda Shop Jewelry, a retail jewelry firm. Mr. Chariton previously served as a member of the Board of Directors of New Island Hospital in Bethpage New York and subsequently served as a member of the Board of Directors of St. Joseph’s Hospital from February 2007 to December 2010. Mr. Chariton served on the Board of Directors of Jewish National Fund of Long Island. Mr. Chariton has a Bachelor’s degree in Accounting from Hofstra University and is a graduate of the Gemological Institute of America in Diamond Grading and Color Essentials. Mr. Chariton’s experience running a small business led to the conclusion that he should serve on our board.

Peter A. Levy has been a director of the Company since April 2017. He is an equity shareholder at the law firm of Mandelbaum Salsburg, one of the region’s oldest and most renowned law firms. He joined Mandelbaum as a member in September of 2015. In addition to practicing law for 15 years, Mr. Levy spent 12 years as a partner at a regional accounting firm, Sobel & Company, and has served as the chief operating officer of two different public companies, The Empire Sports & Entertainment and MYOS Corporation. As the president of MYOS Corporation, he successfully positioned the company on the NASDAQ stock exchange. Mr. Levy has significant experience in mergers and acquisitions, joint venture partnering, corporate governance, business processes, and strategic planning. Community service is an important aspect of Mr. Levy’s life.  For over 20 years he has been on the Board and also served as the Corporate Liaison to Easter Seals – Camp ASCCA, America’s flagship camp for People with Disabilities, and he is the co-builder of the Roswal-Levy Tower, the world’s largest wheelchair-accessible interactive climbing tower for the disabled.  For over a decade, Mr. Levy has been on the Board of Hamp’s Camp, a charity founded by former N.Y. Giants running back Rodney Hampton, which is dedicated to providing leadership tools to underprivileged children in Atlanta, Newark, and Houston. Mr. Levy’s financial experience led to the conclusion that he should serve on our board.

Gary M. Jacobs has served as a director since July 2003. Since October 2014, Mr. Jacobs has served as President of Bar Bakers, LLC, a commercial food manufacturer of nutritional bars, cookies and other baked goods. From March 2011 to October 2014, he served as a consultant to several companies, providing advisory services in the areas of turn-around and financial and operational efficiencies. Mr. Jacobs served as the Chief Financial Officer of Chem Rx from June 2008 until March 2011. From May 2005 to June 2008, Mr. Jacobs was the Chief Financial Officer and Chief Operating Officer of Gold Force International, Ltd., a supplier of gold, silver and pearl jewelry to U.S. retail chains, and Karat Platinum LLC, a developer of an alternative to platinum. From July 2003 to April 2005, Mr. Jacobs served as President of The Innovative Companies, LLC, a supplier of natural stone. From October 2001 to February 2003, Mr. Jacobs served as Executive Vice President of Operations and Corporate Secretary of The Hain Celestial Group, Inc., a food and personal care products company. Mr. Jacobs also served as Executive Vice President of Finance, Chief Financial Officer and Treasurer of The Hain Celestial Group, Inc. from September 1998 to October 2001. Prior to that, Mr. Jacobs was the Chief Financial Officer of Graham Field Health Products, Inc., a manufacturing and distribution company. Mr. Jacobs served for 13 years as a member of the audit staff of Ernst & Young LLP, where he attained the position of senior manager. He is a certified public accountant and holds a Bachelor’s of Business Administration in Accounting from Adelphi University. Mr. Jacobs’s experience as a certified public accountant and as a chief financial officer led to the conclusion that he should serve on our board.

Transactions with Related Persons, Promoters and Certain Control Persons

The following is a description of transactions with our executive officers, directors or 5% stockholders during the past two years. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. All future related party transactions will be approved by our audit committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel. Surge and Challenge each lease their current executive offices from Great American Realty of Jefryn Blvd., LLC, an entity owned 50% by Ira Levy, our Chief Executive Officer, and President and Steven Lubman, our Vice President, Secretary and Treasurer.  Our lease is through September 2030 and our annual rent payments were approximately $267,495 and $264,137 for Fiscal 2020 and Fiscal 2019, respectively.

Procedures for Review and Approval of Transactions with Related Persons

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and holders of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended November 30, 2020.

Required Vote

Each nominee shall be elected by a majority of the votes cast in the election of such director nominee. Unless marked to the contrary, Conforming Proxies on a Proxy Card will be voted FOR each of the nominees. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 1.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE SEVEN DIRECTOR NOMINEES AS A DIRECTOR.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2021. Although this appointment does not require ratification, the Board has directed that the appointment of Seligson & Giannattasio, LLP be submitted to stockholders for ratification due to the significance of their appointment to us. If stockholders do not ratify the appointment of Seligson & Giannattasio, LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm for the fiscal year ending November 30, 2022.

Seligson & Giannattasio, LLP served as our independent registered public accounting firm for the fiscal year ended November 30, 2020. A representative of Seligson & Giannattasio, LLP is expected to be present at the Annual Meeting.

Fees Billed by Our Independent Registered Public Accounting Firm During Fiscal 2019 and 2020

The following table sets forth the aggregate fees billed to us for the fiscal years ended November 30, 2019 and 2020 by Seligson & Giannattasio, LLP:

	2019	2020
Audit Fees(1)	$163,500	$163,500
Tax Fees(2)	$12,000	$12,000

(1)	Audit Fees represent the aggregate fees for professional services for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	Tax fees represent the aggregate fees billed for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal independent accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal independent accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has preapproved all of the services provided by our principal independent accountants in the fiscal year ending November 30, 2020.

Vote Required

Approval of Proposal No. 2 will require the approval of a majority of the votes cast at the Annual Meeting on the proposal. Unless marked to the contrary, Conforming Proxies on a Proxy Card will be voted FOR Proposal No. 2. Abstentions will have no effect on the proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 2.

PROPOSAL NO. 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act and Rule 14a-21 promulgated thereunder, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers. We hold stockholder votes on executive compensation on an annual basis until our next stockholder advisory vote on the frequency of say-on-pay votes.

Our executive compensation program and compensation paid to our named executive officers are described in this Proxy Statement. Our compensation programs are overseen by the Board and our Compensation Committee and reflect our philosophy to pay all of our employees, including our named executive officers, in ways that support three primary business objectives:

●	Attract and retain the best talent.

●	Support our culture of performance.

●	Align employee interests with long-term stockholder interests in the overall success of the Company.

To help achieve these objectives, we structure our named executive officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

The Board believes that the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving the Company’s core objectives and goals. Accordingly, the Board is asking you to vote on the adoption of the following resolution:

RESOLVED, that the stockholders of the Company hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement, including the compensation tables and related narrative discussion.

Vote Required

Approval of Proposal No. 3 will require the approval of a majority of the votes cast at the Annual Meeting on this proposal. Unless marked to the contrary, Conforming Proxies on a Proxy Card will be voted FOR Proposal No. 3. Abstentions will have no practical effect on this proposal. Broker non-votes will have no effect on the outcome of the vote on the proposal.

The advisory vote on executive compensation solicited by this proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers, which is disclosed elsewhere in this Proxy Statement. The vote is advisory, and therefore is not binding on the Company or the Board in any way. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that have already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, the Board values the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation policies and decisions.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3.

PROPOSAL NO. 4:

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

Introduction

In addition to providing you with the opportunity to cast an advisory vote on executive compensation, in accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, we are also offering you the opportunity to cast an advisory vote on the frequency of that Say-on-Pay vote. You are being asked to indicate whether the advisory Say-on-Pay vote should be held every year, every two years, or every three years.

The Board recommends a shareholder advisory vote on executive compensation every three years. We believe that triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote.

Required Vote

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast by holders of Common Stock present in person or represented by proxy and entitled to vote on such proposal at the Annual Meeting will be deemed the frequency selected by Stockholders. This proposal is a “non-routine” matter on which brokers and nominees cannot vote on behalf of their clients if clients do not furnish voting instructions. Therefore, abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the frequency of future votes on executive compensation.

Recommendation

Our Board recommends a vote to hold future Say-On-Pay votes every “Three Years.”

PROPOSAL NO. 5:

The approval of the reincorporation of the Company from
the State of Delaware to the State of Nevada pursuant to a plan of conversion

Introduction

The proposal for reincorporation of the Company from the State of Delaware to the State of Nevada shall be voted on by the Company’s stockholders at the Annual Meeting to be held on November 23, 2021 (the “NV Reincorporation”). In the event that the Company’s stockholders representing more than 40,000 shares of Common Stock seek to exercise dissenter’s rights pursuant to Section 262 of the Delaware General Corporation Law in connection with the NV Reincorporation, the Board may, in accordance with its fiduciary duties, withdraw such NV Reincorporation Proposal.

On October 7, 2021, the Board approved the reincorporation proposal and recommended that the Company’s stockholders vote in favor of the proposal to change the state of our incorporation from the State of Delaware to the State of Nevada, pursuant to a plan of merger (the “Plan of Merger”). In accordance with Delaware law and Nevada law, the Plan of Merger includes the preparation and filing of an articles of incorporation in the State of Nevada for a new entity to be formed (“Surge-Nevada”). Pursuant to the Plan of Merger between Surge-Nevada and the Company (“Surge-Delaware”), Surge-Delaware will merge into Surge-Nevada and Surge –Nevada will be the surviving entity.

The Board of Surge-Delaware voted for and Plan of Merger and recommended that the stockholders of Surge-Delaware approve the merger. A majority of the outstanding stock of the Company entitled to vote thereon shall be necessary for the adoption of the Plan of Merger. Assuming the proposal is approved by the stockholders of Surge-Delaware, a Certificate of Merger will be filed with the Secretary of State of Delaware and Nevada.

The principal effects of the Plan of Merger, if approved by our stockholders and effected, will be that:

●	The affairs of the Company will cease to be governed by Delaware law, including the Delaware General Corporation Law (“DGCL”), and will become subject to Nevada law, including the NRS.

●	The resulting Nevada corporation (referred to in this section as “Surge-Nevada”) will be the same entity as the Company as currently incorporated in Delaware (referred to in this section as “Surge-Delaware”) and will continue with all of the rights, privileges and powers of Surge-Delaware, will possess all of the properties of Surge-Delaware, will continue with all of the debts, liabilities and obligations of Surge-Delaware, and will continue with the same officers and directors of Surge-Delaware immediately prior to the reincorporation, as more fully described below.

●	If and when the reincorporation becomes effective, all of the issued and outstanding shares of Common Stock and Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of Surge-Delaware will be automatically converted into issued and outstanding shares of common stock and preferred stock of Surge-Nevada, respectively, without any action on the part of our stockholders. The common stock of Surge-Nevada will continue to be quoted on the OTC Pink Market under the same symbol “SPRS.” We will continue to file periodic reports and other documents with the U.S. Securities and Exchange Commission (the “SEC”). The reincorporation will not change the respective positions of the Company or stockholders under federal securities laws. Shares of our Common Stock and Preferred Stock that are freely tradable prior to the reincorporation will continue to be freely tradable after the reincorporation, and shares of our Common Stock and Preferred Stock that are subject to restrictions prior to the reincorporation will continue to be subject to the same restrictions after the reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the Surge-Nevada common stock and preferred stock on the date they acquired their shares of Surge-Delaware Common Stock and Preferred Stock. The Surge-Nevada preferred stock will continue to have substantially the same rights and preferences as the rights and preferences of the Surge-Delaware Preferred Stock prior to the date that the reincorporation becomes effective.

●	Upon effectiveness of the reincorporation, all of our employee benefit and incentive plans will become Surge-Nevada plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Surge-Nevada common stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by Surge-Nevada upon the terms and subject to the conditions in effect at the time of the reincorporation.

●	Upon effectiveness of the reincorporation, all outstanding options and warrants to purchase shares of our Common Stock will automatically be converted into options and warrants to purchase or receive the same number of shares of Surge-Nevada common stock, at the same price per share, upon the same terms, and subject to the same conditions as before the reincorporation.

In addition, upon effectiveness of the reincorporation, the number of shares that are authorized to issue will remain the same.

Plan of Merger

To accomplish the reincorporation, the Board has adopted the Plan of Merger, substantially in the form attached to this Proxy Statement as Appendix A. The Plan of Merger provides that we will merge into a Nevada corporation and thereafter will be subject to all of the provisions of the NRS. As required by Delaware law and Nevada law, the Plan of Merger includes the filing of the Nevada Articles of Incorporation.

Assuming that holders of a majority of our outstanding shares of Common Stock vote in favor of the Reincorporation Proposal, we will cause the reincorporation to be effected at such time as we determine by filing with the Secretaries of States of the State of Delaware and Nevada Certificates of Merger. In addition, assuming that our stockholders approve the Reincorporation Proposal and the Board effects the reincorporation, the Board will adopt the Nevada Bylaws for Surge-Nevada, substantially in the form attached hereto as Appendix B. The Nevada Bylaws have been drafted to be substantially similar to the Delaware Bylaws, other than as described in the section set forth below entitled “Comparison of Stockholder Rights Before and After the Reincorporation”.

If the Plan of Merger is approved by our stockholders, the reincorporation would become effective upon the filing and acceptance thereof by the Secretaries of State of the States of Delaware and Nevada or at such later date and time specified therein, which date will not be more than 90 days after the date on which we file the Certificates of Merger. We expect that the reincorporation will become effective prior to December 31, 2021.

Reasons for Reincorporation

The Board believes that the Company can save significant money from having to pay a franchise tax in Delaware by reincorporating in Nevada, since the Company while incorporated in the state of Delaware is required to pay a corporate franchise tax each year however the State of Nevada does not have a franchise tax. Since the reincorporation of the Company from the state of Nevada to the State of Delaware in December 2018, the Company paid franchise tax in the amount of $46,702 for the year 2019 and $64,850 for the year 2020 and will pay approximately $64,850 for the year 2021. The company estimates that it will save approximately $65,000 per year on franchise taxes if this proposal is approved and the Company re-incorporates in the state of Nevada. The Board is not proposing the reincorporation to prevent a change in control of the Company, nor is it aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board. In December 2018, the company reincorporated from the state of Nevada to the State of Delaware as required by a settlement agreement entered into with Mr. Tofias and Mr. Rexroad. That settlement agreement has terminated by its terms and there is no longer a requirement for the Company to remain Incorporated in the state of Nevada. Therefore, the board believes that the savings in franchise tax is in the best interest of the shareholders of the Company.

Effects of Reincorporation

Aside from being governed by the Nevada Articles of Incorporation, the Nevada Bylaws and Nevada law, for all other purposes, Surge-Nevada will be the same entity as Surge-Delaware immediately prior to the reincorporation. By virtue of the reincorporation, all of the rights, privileges and powers of Surge-Delaware, all property owned by Surge-Delaware, all debts due to Surge-Delaware, and all other causes of action belonging to Surge-Delaware immediately prior to the reincorporation will remain vested in Surge-Nevada following the reincorporation. In addition, by virtue of the reincorporation, all debts, liabilities and duties of Surge-Delaware immediately prior to the reincorporation will remain attached to Surge-Nevada following the reincorporation. The reincorporation will not affect any change in our business, management or operations or the location of our principal executive offices.

Effect of the Reincorporation on Stock Certificates

The reincorporation will not have any effect on the transferability of outstanding stock certificates representing Surge-Delaware Common Stock or Preferred Stock. The reincorporation will be reflected by our transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send us your stock certificates. Following the reincorporation, stock certificates previously representing Surge-Delaware Common Stock may be delivered in effecting sales (through a broker or otherwise) of shares of Surge-Nevada common stock. Following the effective time of the reincorporation, any stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, automatically will be exchanged for stock certificates of Surge-Nevada. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Surge-Nevada, and if you do so, it will be at your own expense.

Securities Act Consequences

After the reincorporation, the Company will continue to be a public reporting company and the shares of Surge-Nevada common stock will continue to be quoted, without interruption, on the OTC Pink Marketplace under the symbol “SPRS”. We are relying on Rule 145(a)(2) (“Rule 145”) under the Securities Act, which provides that a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. After the reincorporation, Surge-Nevada will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided.

Holders of shares of our Common Stock that are freely tradable before the reincorporation will continue to have freely tradable shares of Surge-Nevada common stock. Stockholders holding restricted shares of our Common Stock will have shares of Surge-Nevada common stock that are subject to the same restrictions on transfer as those to which their shares of our Common Stock are subject at the time of the reincorporation, and their stock certificates, if surrendered for replacement certificates representing shares of Surge-Nevada common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Surge-Nevada common stock on the date they acquired their shares of Surge-Delaware Common Stock.

Directors and Officers

The Plan of Merger provides that the Board of Surge-Nevada from and after the reincorporation will consist of the directors of Surge-Delaware immediately prior to the reincorporation. The Plan of Merger further provides that the officers of Surge-Nevada from and after the reincorporation will be the officers of Surge-Delaware immediately prior to the reincorporation.

Treatment of Stock Options, Warrants and Other Equity Awards

Under the terms of the Plan of Merger, upon consummation of the reincorporation, each outstanding option or warrant to purchase a share of Surge-Delaware Common Stock, and other equity awards relating to Surge-Delaware Common Stock, will be deemed to constitute an option or warrant to purchase one share of common stock or equity award, as applicable, of Surge-Nevada at an exercise price per full share equal to the stated exercise price or other terms or provisions of the option, warrant or equity award.

Under the Plan of Merger, Surge-Nevada will assume Surge-Delaware’s equity plans, including the Surge Components, Inc. 2010 Incentive Stock Plan and the Surge Components, Inc. 2015 Equity Incentive Plan (collectively, the “Plans”), which following the reincorporation will be used by Surge-Nevada to make awards to directors, officers and employees of Surge-Nevada and others as permitted in the Plans.

Treatment of Outstanding Agreements

Our Rights Agreement with Continental Stock Transfer & Trust Company, dated as of October 7, 2016, employment agreements and other employee benefit arrangements also will be continued by Surge-Nevada upon the terms and subject to the conditions in effect at the time of the reincorporation.

We believe that the reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as Surge-Nevada rights and obligations after the reincorporation.

Effect on Number of Authorized Shares

Upon effectiveness of the reincorporation, the number of shares that we are authorized to issue will remain the same. Under the Delaware Certificate of Incorporation, Surge-Delaware is authorized to issue up to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock.

Certificate of Incorporation and Bylaws; Certificates of Designation

The Plan of Merger provides that the Nevada Articles of Incorporation will be the articles of incorporation of Surge-Nevada after the reincorporation, and the Nevada Bylaws will be the bylaws of Surge-Nevada after the reincorporation, in each case, unless and until later amended in accordance with Nevada law.

The designations and number of shares, relative rights, preferences, and limitations of each of class of our preferred stock, par value $0.001 per share, provided in our Certificate of Incorporation, will be included in the Nevada Articles of Incorporation.

Effect of Vote for Reincorporation

A vote in favor of the reincorporation is a vote in favor of the Plan of Merger, the Delaware Certificate of Merger, the Nevada Articles of Merger, and the Nevada Articles of Incorporation. If stockholders approve the proposal to reincorporate, the Company from the State of Delaware to the State of Nevada and the Board files the Delaware Certificate of Merger with the Delaware Secretary of State and the Nevada Articles of Merger and Nevada Articles of Incorporation with the Nevada Secretary of State, and such filings become effective, the Company will become subject to Nevada law and the Board will adopt the Nevada Bylaws, substantially in the form attached hereto as Appendix B, to conform the Company’s bylaws to Nevada law.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our stockholders for approval of the reincorporation, the reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of Delaware and governed by the DGCL, the Delaware Certificate of Incorporation and our existing Bylaws (the “Delaware Bylaws”).

Amendments, Termination, and Abandonment of the Plan of Merger

The Plan of Reincorporation may be amended or modified by the Board prior to effecting the reincorporation, provided that the Board determines that such amendment would be in the best interests of Surge-Delaware and our stockholders, and provided further that, if stockholder approval has been obtained, the amendment does not (1) alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan of Merger in a manner that adversely affects our stockholders.

Subject to the determination of the Board, the Plan of Merger may be terminated and abandoned by action of the Board, at any time prior to the effective time of the reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of Surge-Delaware and our stockholders. The Board may consider the number of shares requesting dissenter’s rights in making this determination whether or not to terminate or abandon the reincorporation to Nevada.

Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the reincorporation. The discussion is based on the Internal Revenue Code (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our Common Stock pursuant to the exercise of stock options or otherwise as compensation, persons whose Common Stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the reincorporation (whether or not such transactions are in connection with the reincorporation). This summary only applies to persons who hold our Common Stock and will hold Surge-Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the reincorporation.

For purposes of this summary, a “U.S. holder” is a beneficial owner of our Common Stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the reincorporation of the Company from DE to NV should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the Company’s Common Stock will not recognize any gain or loss as a result of the consummation of the reincorporation, (2) the aggregate tax basis of shares of Surge-NV’s common stock received in the reincorporation will be equal to the aggregate tax basis of the shares of the Company’s Common Stock converted therefor, and (3) the holding period of the shares of Surge-NV’s common stock received in the reincorporation will include the holding period of the shares of Company Common Stock converted therefor.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Dissenters’ Rights

Holders of record of shares of the Company’s common stock who do not vote in favor of the NV Reincorporation and who properly demand payment for their shares will be entitled to dissenters’ rights in connection with the NV Reincorporation under Section 262 of the DGCL. If dissenters’ rights are exercised for more than 40,000 of our outstanding shares, however, our Board of Directors may decide not to proceed with the NV Reincorporation.

To assert dissenters’ rights, stockholders must satisfy all of the conditions in DGCL 262 discussed below. The following discussion is not a complete statement of the law pertaining to dissenters’ rights under Section 262 of the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is attached to this proxy statement as Appendix C. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under DGCL 262.

Pursuant to Section 262 of the DGCL, if you do not wish to accept the shares of common stock of Surge-Nevada, as provided for in the Merger Agreement, you have the right to seek appraisal of your shares of our common stock and to receive payment in cash for the fair value of your shares of our common stock, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. These rights are known as appraisal rights. The Company’s stockholders who do not vote in favor of the proposal to adopt the Merger Agreement and who properly demand appraisal for their shares in compliance with the provisions of Section 262 of the DGCL will be entitled to appraisal rights. Strict compliance with the statutory procedures set forth in Section 262 of the DGCL is required. Failure to follow precisely any of the statutory requirements will result in the loss of your appraisal rights.

Pursuant to Section 262 of the DGCL, when a merger agreement will be submitted for adoption at a meeting of stockholders, the company must notify the stockholders who were stockholders of record on the record date for notice of such meeting, not less than 20 days before the meeting to vote on the merger, that appraisal rights will be available. A copy of Section 262 of the DGCL must be included with the notice.

This proxy statement constitutes the Company’s notice to our stockholders that appraisal rights are available in connection with the Merger and the full text of Section 262 of the DGCL is attached to this proxy statement as Appendix C, in compliance with the requirements of Section 262 of the DGCL. If you wish to exercise your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Appendix C. Failure to comply timely and properly with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of our common stock, the Company believes that a stockholder considering the exercise of such rights should seek the advice of legal counsel.

If you wish to demand appraisal of your shares of our common stock, you must satisfy each of the following conditions: You must deliver to the Company a written demand for appraisal of your shares of our common stock before the vote is taken to approve the NV Reincorporation proposal; the written demand must reasonably inform us of the identity of the holder of record of shares of our common stock who intends to demand appraisal of his, her or its shares of our common stock; and you must not vote or submit a proxy in favor of the NV Reincorporation proposal.

If you fail to comply with any of these conditions and the NV Reincorporation is completed, you will be entitled to receive the shares of common stock of Surge-Nevada for your shares of our common stock as provided in the merger agreement, but you will not have appraisal rights with respect to your shares of our common stock. A holder of shares of our common stock wishing to exercise appraisal rights must hold of record the shares of our common stock on the date the written demand for appraisal is made and must continue to hold the shares of our common stock of record through the Effective Time of the Merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted “FOR” the NV Reincorporation proposal, result in the loss of the stockholder’s right of appraisal and nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote “AGAINST” the NV Reincorporation proposal or abstain from voting on the NV Reincorporation proposal. Voting against or failing to vote for the NV Reincorporation proposal by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the proposal to adopt the Merger Agreement.

All demands for appraisal should be addressed to Surge Components, Inc., Attention: Secretary, 95 East Jefryn Boulevard, Deer Park, New York 11729, and must be delivered to the Company before the vote is taken to approve the NV Reincorporation at the annual meeting of stockholders, and must be executed by, or on behalf of, the record holder of the shares of our common stock. The demand must reasonably inform the Company of the identity of the stockholder and the intention of the stockholder to demand appraisal of the “fair value” of his, her or its shares of our common stock. A stockholder’s failure to deliver to the Company the written demand for appraisal prior to the taking of the vote on the NV Reincorporation proposal at the annual meeting of stockholders will result in the loss of appraisal rights.

Only a holder of record of shares of our common stock is entitled to demand an appraisal of the shares registered in that holder’s name. Accordingly, to be effective, a demand for appraisal by a holder of our common stock must be made by, or on behalf of, the record stockholder. The demand should set forth, fully and correctly, the record stockholder’s name as it appears on the stockholder’s stock certificate(s) or in the transfer agent’s records, and in the case of uncertificated shares, should specify the stockholder’s mailing address and the number of shares registered in the stockholder’s name. The demand must state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the Merger. The demand cannot be made by the beneficial owner if he, she or it does not also hold the shares of our common stock of record. The beneficial holder must, in such cases, have the registered owner, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those shares of our common stock. If you hold your shares of our common stock through a bank, brokerage firm or other nominee and you wish to exercise your appraisal rights, you should consult with your bank, brokerage firm or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee and obtaining notice of the effective date of the Merger.

If shares of our common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the shares of our common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he, she or it is acting as agent for the record owner or owners. A record owner, such as a bank, brokerage firm or other nominee, who holds shares of our common stock as a nominee for others, may exercise his, her or its right of appraisal with respect to shares of our common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of our common stock as to which appraisal is sought. Where no number of shares of our common stock is expressly mentioned, the demand will be presumed to cover all shares of our common stock held in the name of the record owner. If a stockholder holds shares of our common stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record owner.

Within 10 days after the Effective Time of the Merger, Surge-Nevada must give notice of the date that the Merger became effective to each of the Company’s record stockholders who has complied with Section 262 of the DGCL and who did not vote in favor of the proposal to adopt the NV Reincorporation proposal. At any time within 60 days after the Effective Time of the Merger, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder’s demand and accept the shares of common stock of Surge-Nevada as provided for the Merger Agreement for that holder’s shares of our common stock by delivering to Surge-Nevada a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time of the Merger will require written approval of Surge-Nevada. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just. If Surge-Nevada does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of his, her or its shares of our common stock determined in any such appraisal proceeding.

Within 120 days after the Effective Time of the Merger, but not thereafter, either Surge-Nevada or any stockholder who has complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of our common stock held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon Surge-Nevada. Surge-Nevada has no obligation to file such a petition, has no present intention to file a petition and holders should not assume that Surge-Nevada will file a petition. Accordingly, it is the obligation of the holders of our common stock to initiate all necessary petitions to perfect their appraisal rights in respect of shares of our common stock within the time prescribed in Section 262 of the DGCL and the failure of a stockholder to file such a petition within the period specified in Section 262 of the DGCL could nullify the stockholder’s previous written demand for appraisal. In addition, within 120 days after the Effective Time of the Merger, any stockholder who has properly complied with the requirements of Section 262 of the DGCL and who did not vote in favor of the Merger proposal will be entitled to receive from Surge-Nevada, upon written request, a statement setting forth the aggregate number of shares of our common stock not voted in favor of the Merger proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within 10 days after such written request has been received by Surge-Nevada or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of our common stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal or request from Surge-Nevada such statement.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to Surge-Nevada, then Surge-Nevada will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of our common stock and with whom agreements as to the value of their shares of our common stock have not been reached. After notice to stockholders who have demanded appraisal from the Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided by Section 262 of the DGCL. The Delaware Court of Chancery may require stockholders who have demanded payment for their shares of our common stock to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings; if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

After determination of the stockholders entitled to appraisal of their shares of our common stock, the Delaware Court of Chancery will appraise the shares of our common stock, determining their fair value as of the Effective Time of the Merger after taking into account all relevant factors, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value upon surrender by those stockholders of the certificates representing their shares of our common stock. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time of the Merger and the date of payment of the judgment.

The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation.

Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon Surge-Nevada and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of our common stock entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the Effective Time of the Merger, be entitled to vote shares of our common stock subject to that Company for any purpose or to receive payments of dividends or any other distribution with respect to those shares of our common stock, other than with respect to payment as of a record date prior to the Effective Time of the Merger. If no petition for appraisal is filed within 120 days after the Effective Time of the Merger, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder’s right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder will be deemed to have been converted at the Effective Time of the Merger into the right to receive the shares of common stock of Surge-Nevada for his, her or its shares of our common stock pursuant to the Merger Agreement. Inasmuch as the Company has no obligation to file such a petition, and the Company has no present intention to do so, any holder of shares of our common stock who desires such a petition to be filed is advised to file it on a timely basis. A stockholder will fail to perfect or effectively lose the right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time of the Merger. In addition, as indicated above, a stockholder may withdraw his, her or its demand for appraisal in accordance with Section 262 of the DGCL and accept the shares of common stock of Surge-Nevada as provided for in the Merger Agreement.

Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder’s statutory appraisal rights.

In view of the complexity of Section 262 of the DGCL, the Company’s stockholders who wish to pursue appraisal rights should consult their legal and financial advisors.

Accounting Treatment

We expect that the reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the reincorporation.

Regulatory Approvals

The reincorporation will not be consummated unless and until stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware and the filing of the Nevada Articles of Merger and the Nevada Articles of Incorporation with the Secretary of State of the State of Nevada.

Blank Check Preferred Stock

The Delaware Certificate of Incorporation and the Nevada Articles of Incorporation both authorize the Board to issue shares of preferred stock in series with such preferences as designated at the time of issuance. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to the Company and our stockholders. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the reincorporation is approved, except as required by law or regulation. Should the Board determine to issue a new class or series of preferred stock, it will only do so upon terms that the Board deems to be in the best interests of the Company and our stockholders.

The voting rights and other rights to be accorded to any unissued series of preferred stock of the Company remain to be fixed by the Board. If the Board so authorizes, the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of preferred stock also could be convertible into a large number of shares of our Common Stock under certain circumstances or have other terms that might make acquisition of a controlling interest in the Company more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Company. In addition, a new series of stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of the Company.

Comparison of Stockholder Rights Before and After the Reincorporation

As a result of differences between the DGCL and the NRS, as well as differences between the Delaware Certificate of Incorporation and the Delaware Bylaws, on the one hand, and the Nevada Articles of Incorporation and the Nevada Bylaws, on the other hand, the reincorporation will effect changes in the rights of our stockholders. Summarized below are the material differences between the DGCL and the NRS, the Delaware Certificate of Incorporation and the Nevada Articles of Incorporation, and the Delaware Bylaws and the Nevada Bylaws. The summary below does not purport to be a complete statement of the respective rights of our stockholders before and after the reincorporation, and is qualified in its entirety by reference to the DGCL and the NRS, to the Delaware Certificate of Incorporation and Delaware Bylaws, and to the Nevada Articles of Incorporation and the Nevada Bylaws.

DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	NRS, Nevada Articles of Incorporation and Nevada Bylaws

BOARD OF DIRECTORS; ELECTIONS; VOTING; PROCEDURAL MATTERS

Board of Directors

Under the DGCL, a corporation may provide in its certificate of incorporation or bylaws for the classification of its board of directors into as many as three classes with staggered terms of office.	Under the NRS, a corporation may provide in its articles of incorporation or bylaws for the classification of its board of directors provided that at least one-fourth of the total number of directors is elected annually.

The Delaware Certificate of Incorporation contains substantially the same provision as the Nevada Articles of Incorporation regarding the classification of directors.

The Company’s directors serve on the board of directors of the Company (the “Board of Directors”) for a term of one year.

The Nevada Articles of Incorporation does not provide for the Company to have a staggered board of directors.

Removal of Directors

Under the DGCL, unless otherwise provided in the certificate of incorporation, directors of a corporation with a classified board may be removed by the holders of a majority of the shares then entitled to vote only for cause. The DGCL does not provide for the removal of a director by the board of directors.	Under the NRS, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. The NRS does not distinguish between removal of directors with or without cause. The NRS does not provide for the removal of a director by the board of directors.

The Delaware Certificate of Incorporation does not contain any specific provisions that depart from the provisions of the DGCL.	Neither the Nevada Articles of Incorporation nor the Nevada Bylaws provide for the removal of a director.

Vacancies on the Board of Directors

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy, including one caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum. The DGCL further provides that if, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of outstanding voting stock having the right to vote, order an election to be held to fill any vacancy pursuant to a stockholder meeting.	Under the NRS, unless otherwise provided in the articles of incorporation, any vacancy, including one caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum.

The Delaware Bylaws provides that any vacancy, including one caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum or by a sole remaining director.	The Nevada Articles of Incorporation does not contain any specific provisions that depart from the provisions of the NRS.

Special Meetings of Stockholders

Under the DGCL, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.	The NRS provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

The Delaware Bylaws contains substantially the same provision as the Nevada Bylaws regarding the calling of special meetings.	The Nevada Bylaws provide that except as otherwise provided by law or the Nevada Articles of Incorporation, special meetings of the stockholders may be called only by (1) the Chairman, (2) the President; or (3) any officer at the request in writing from a majority of the Board of Directors.

Stockholder Voting Provisions

The comparable provision of the DGCL provides that unless otherwise provided by the certificate of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy generally constitutes a quorum at a meeting of stockholders; (2) generally, action by the stockholders on a matter other than the election of directors is approved upon the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote; (3) directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in an election of directors; and (4) where a separate vote by a class or series is required, a majority of the voting power of the class or series that is present or represented by proxy generally constitutes a quorum, except that under the DGCL, in no event may a quorum consist of less than one-third of the shares entitled to vote at a meeting, and where a separate vote by a class or series is required, a quorum may consist of no less than one-third of the shares of such class or series.

Under the NRS, unless otherwise provided by the articles of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum at a meeting of stockholders; (2) generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceed the number of votes cast in opposition to the action; (3) directors are generally elected by a plurality of the votes cast at an annual meeting of stockholders; (4) where a separate vote by a class or series is permitted or required, a majority of the voting power of the class or series that is present or represented by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum; and (5) where a separate vote by a class or series is permitted or required, generally an act by the stockholders of each such class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

The Delaware Bylaws contain substantially the same provisions as the Nevada Bylaws regarding stockholder voting provisions, except that the Delaware Bylaws provide that directors are to be elected by a majority of the votes cast at an annual meeting of stockholders, provided, however, that, in the case of a director nominee in any election of directors in which the number of nominees exceeds the number of directors to be elected to the Board of Directors (a “Contested Election”), the Board of Directors, in its sole discretion, may determine that directors shall be elected by a plurality of the votes cast in such Contested Election.

In October 2016, each holder of common stock of the Company received a dividend of one right (a “Right”) from the Company entitling such holder to purchase one one-thousandth of a share of Series D Preferred Stock of the Company (the “Series D Preferred Stock”), with such Rights being exercisable on the earliest to occur (the “Distribution Date”) of (i) the 10th business day after a public announcement or filing that a person(s) has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Company’s outstanding shares of common stock (an “Acquiring Person”) or (ii) the 10th business day after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person. Neither of these events has occurred and therefor, the Rights are not currently exercisable.

The Company’s Certificate of Incorporation provides that each share of Series D Preferred Stock entitles the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company, and except as otherwise provided in such certificate, in any other certificate of designation creating a series of Company preferred stock or any similar stock, or by law, the holders of shares of Series D Preferred Stock and the holders of common stock of the Company and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of Company stockholders.

The Nevada Bylaws provide that the holders of a majority of the outstanding shares of capital stock entitled to vote at the meeting, present in person or represented by a proxy, constitute a quorum. The Nevada Bylaws further provide that the action by the stockholders on a matter other than the election of directors is approved by the affirmative vote of the stockholders present in person or represented by proxy holding shares representing at least a majority of the votes so present or represented and entitled to be cast thereon, and that directors are to be elected by a plurality of the votes cast at an annual meeting of stockholders. In October 2016, each holder of common stock of the Company received a dividend of one right (a “Right”) from the Company entitling such holder to purchase one one-thousandth of a share of Series D Preferred Stock of the Company (the “Series D Preferred Stock”), with such Rights being exercisable on the earliest to occur (the “Distribution Date”) of (i) the 10th business day after a public announcement or filing that a person(s) has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Company’s outstanding shares of common stock (an “Acquiring Person”) or (ii) the 10th business day after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person. Neither of these events has occurred and therefor, the Rights are not currently exercisable. The Company’s Certificate of Incorporation relating to the Series D Preferred Stock provides for the same rights as in the Delaware certificate of incorporation.

Advance Notice Procedures for Business to be Brought by a Stockholder at a Meeting

The DGCL does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was sent out in connection with the previous year’s annual meeting of stockholders	The NRS does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was sent out in connection with the previous year’s annual meeting of stockholders.

The Delaware Bylaws provide that in order for business (other than nominations of directors) to be properly brought before a meeting by a stockholder(s), such stockholder(s) must be a stockholder(s) of record and own not less than sixty-six and two-thirds percent (66 2/3%) of the entire capital stock of the Company issued and outstanding and entitled to vote, and must provide written notice of such business to the Company’s secretary at the Company’s principal executive offices no later than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders (or within a reasonable time before the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year). The Delaware Bylaws further provide that in order for a stockholder to nominate a director at any meeting called for the election of directors, such stockholder must provide written notice to the Company’s secretary at the Company’s principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders (or within a reasonable time before the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting); or in the case of the nomination of a director for election at a special meeting, not less than sixty (60) days nor more than ninety (90) days prior to such special meeting. The Delaware Bylaws further provide that in addition to such requirements, a stockholder must comply with all applicable requirements of the federal securities laws regarding such notices.	The Nevada Bylaws provide that for nominations or other business to be properly brought before an annual meeting by a stockholder, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of a majority of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i) of the Bylaws and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i) of the Bylaws . In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations), and included in the notice of meeting given by or at the direction of the board of directors, for the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders. To comply with clause (C) of Section 2.4(i) of the Bylaws above, a stockholder’s notice must set forth all information required under this Section 2.4(i) of the Bylaws and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in Section 2.4(i)(a) of the Bylaws . “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act. To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date for notice of the meeting. For purposes of this Section 2.4 of the Bylaws , a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii). Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in Section 2.4(i) of the Bylaws and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of Section 2.4(i) of the Bylaws, and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in Section 2.4(ii) of the Bylaws shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election or re-election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation. To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above To be in proper written form, such stockholder’s notice to the secretary must set forth: as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Nevada law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be); and (2) ) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) of the Bylaws above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect or re-elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”). At the request of the board of directors, any person nominated by a stockholder for election or re-election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the corporation under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the corporation and (3) that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii) Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded

Stockholder Action by Written Consent

The comparable provision of the DGCL provides that unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing, except that, in addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders that did not consent in writing.	The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the stockholders holding shares representing at least a majority of the votes entitled to vote thereon, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required.

The Delaware Bylaws contain substantially the same provision as the Nevada Bylaws regarding stockholder action by written consent.	Unless otherwise provided in the Articles of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Stockholder Vote for Mergers and Other Corporate Reorganizations

The comparable provision of the DGCL requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation, except that there is no distinction between voting shares and participating shares under the DGCL. The DGCL does not require a stockholder vote of the surviving corporation if (1) the existing certificate of incorporation is not amended; (2) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is identical after the merger; and (3) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or if the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Unless otherwise provided in the articles of incorporation, the NRS requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, the NRS does not generally require a stockholder vote of the surviving corporation if: (1) the existing articles of incorporation are not amended; (2) each share of stock of the surviving corporation outstanding immediately before the merger is identical after the merger; (3) the number of voting shares outstanding immediately after the merger, plus the number of new voting shares issued as a result of the merger, will not exceed the total number of voting shares of the surviving corporation outstanding immediately before the merger by more than 20%; and (4) the number of participating shares outstanding shares immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the total number of participating shares outstanding immediately before the merger by more than 20%.

The Delaware Certificate of Incorporation does not contain any specific provisions that depart from the provisions of the DGCL.	The Nevada Articles of Incorporation do not contain any specific provisions that depart from the provisions of the NRS.

Stockholder Inspection Rights

Under the DGCL, any stockholder of record has the right to inspect and copy for any proper purpose (defined as reasonably related to such person’s interest as a stockholder) the corporation’s stock ledger, list of its stockholders, and its other records.

Under the NRS, only a stockholder of record who owns at least 15% of the corporation’s issued and outstanding shares of stock, or has been authorized in writing by holders of at least 15% of such issued and outstanding shares, is entitled to inspect and make copies of the corporation’s financial records. This provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act.

Only a person who has been a stockholder of record for at least six months, or who owns at least 5% of the corporation’s outstanding shares or has been authorized in writing by holders of at least 5% of the outstanding shares, is entitled to inspect and make copies of the corporation’s stock ledger, articles of incorporation, and bylaws.

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.	The Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification

Under the DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper.

A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person is not liable under the NRS for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. With respect to actions by or in the right of the corporation, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person is not liable under the NRS for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.

The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the Company shall provide indemnification to the fullest extent provided by the DGCL.	The Nevada Articles of Incorporation provided that to the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

The Nevada Bylaws provide that Subject to the other provisions of Article VIII, the corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director of the corporation or an officer of the corporation, or while a director of the corporation or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful

Advancement of Expenses

The DGCL provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.

Under the NRS, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent of the corporation to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

The Delaware Certificate of Incorporation contains substantially the same provision as the Nevada Articles of Incorporation regarding advancement of expenses.

The Nevada Articles of Incorporation and the Nevada Bylaws provide Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the NRS. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems reasonably appropriate and shall be subject to the corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.

Limitation on Personal Liability of Directors

The DGCL does not statutorily limit the personal liability of a director, but does permit a corporation to adopt provisions in its certificate of incorporation that limit or eliminate the liability of a director in substantially the same manner as the NRS, except that a corporation may not limit the liability of a director for actions involving a breach of the duty of loyalty or improper personal benefit.	Under the NRS, unless the articles of incorporation provide otherwise, neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud or knowing violation of law. The NRS does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

The Delaware Certificate of Incorporation provides that no director shall be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty by such director, provided, that a director shall be liable to the extent permitted under the DGCL for (i) breach of duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) in connection with paying any unlawful dividend, or an unlawful stock purchase or redemption or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Certificate of Incorporation further provides that if the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended, and no amendment or repeal of this provision in the Delaware Certificate of Incorporation shall have any effect on the liability of any director with respect to any acts or omissions of such director occurring prior to such amendment.	The Nevada Articles of Incorporation provides that the liability of directors and officers shall be eliminated to the fullest extent permitted under the NRS.

DIVIDENDS

Declaration and Payment of Dividends

Under the DGCL, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends only out of surplus (defined as the excess of a corporation’s net assets over the aggregate par value of such corporation’s issued stock), or if no surplus exists, out of net profits for the year in which the dividend is declared and/or the preceding year, and only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. A repurchase or redemption would impair the capital of a corporation if the funds used for such repurchase or redemption would exceed the amount of such corporation’s surplus.

Under the NRS, except as provided in its articles of incorporation, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

The Nevada Articles of Incorporation does not contain any specific provisions that depart from the provisions of the NRS. The Nevada Bylaws provide that the board of directors, subject to any restrictions contained in the articles of incorporation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the articles of incorporation. The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

The Delaware Certificate of Incorporation provides that holders of common stock of the Company shall be entitled to receive dividends out of funds legally available therefor and at such times and amounts as the Board of Directors may determine in its sole discretion. The Delaware Bylaws contain substantially the same provisions as the Nevada Bylaws regarding the payment of dividends.

The Company’s Certificate of Incorporation provides that the holders of the Non-Voting Redeemable Convertible Series C Preferred Stock shall be paid dividends of $0.50 per share per annum, which shall be cumulative and accrue on each share from April 15, 2001 and shall be paid in chase when, as and if declared by the Board of Directors on June 30, and December 31 of each year, commencing on June 30, 2001. There are currently 10,000 shares of Series C Preferred Stock outstanding.

The Nevada Articles of Incorporation contains substantially the same respective provisions relating to the Series C Preferred Stock and Series D Preferred Stock that were filed in the State of Delaware. If the Company’s reincorporation from the State of Delaware to the State of Nevada is approved, Rights holders would continue to be able to exercise their Rights to purchase shares of Series D Preferred Stock.

In October 2016, each holder of common stock of the Company received a dividend of one Right from the Company entitling such holder to purchase one one-thousandth of a share of Series D Preferred Stock, with such Rights being exercisable on the Distribution Date, which is the earliest to occur of (i) the 10th business day after a public announcement or filing that a person(s) has become an Acquiring Person (as defined above) or (ii) the 10th business day after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming such an Acquiring Person. Neither of these events has occurred and therefor, the Rights are not currently exercisable.

Upon the Distribution Date, Rights holders who exercise their Rights will receive one one-thousandth of a share of Series D Preferred Stock. The Company’s Certificate of Designation of Series D Preferred Stock provides that holders of shares of Series D Preferred Stock, in preference to the holders of the Company’s common stock, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors, quarterly cash dividends March 1st, June 1st, September 1st and December 1st of each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, equal to the greater of (i) $1.00 per share or (ii) an amount equal to 1,000 times the dividend declared per share of common stock of the Company.

ANTI-TAKEOVER STATUTES

Business Combination Statute

The DGCL provides for a similar three year prohibition on business combinations with interested stockholders, except the prohibition is limited to corporations with securities that are either listed on a national securities exchange or held of record by more than 2,000 stockholders. Delaware law generally defines an interested stockholder as the beneficial owner of 15% or more of a company’s stock, which is higher than the 10% threshold set by the NRS. Further, unlike the NRS, under the DGCL the moratorium will not apply if the business combination is approved by the holders of two-thirds of the company’s voting stock not owned by the interested stockholder. [Because we currently have fewer than 2,000 stockholders of record and are not listed on a national securities exchange, this provision of the NRS is not now applicable to us.]

The NRS generally prohibits an interested stockholder from engaging in a business combination with a corporation that has at least 200 stockholders of record for two years after the person first became an interested stockholder unless the combination or the transaction is approved in advance by the board of directors before the person first became an interested stockholder, or the combination is approved by the board of directors and by the affirmative vote of the holders of stock representing at least 60 percent of the outstanding voting power of the resident domestic corporation not beneficially owned by the interested stockholder or the affiliates or associates of the interested stockholder. This prohibition does not apply after the expiration of 4 years from when such person first became an interested stockholder.

An interested stockholder is (1) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (2) an affiliate or associate of the corporation that, at any time within the past two years, was an interested stockholder of the corporation. Because we currently have fewer than 200 stockholders of record, this provision of the NRS will not be applicable to us.

The comparable provision of the DGCL (Section 203 of the DGCL) is substantially the same as the described provision of the NRS regarding the ability of a company to elect not to be governed by the provisions of state law regarding business combinations.

A Nevada corporation may elect not to be governed by these provisions in its original articles of incorporation, or it may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote.

The Delaware Certificate of Incorporation specifically provides that the Company elects not to be governed by Section 203 of the DGCL.	The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.

Control Share Acquisition Statute

Delaware does not have a control share acquisition statute. See “Business Combination Statute” above for a description of Section 203 of the DGCL regarding business combinations with interested stockholders.

The Company entered into a Rights Agreement dated as of October 7, 2016 (the “Rights Agreement”) between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, to reduce the likelihood that the Company will experience an ownership change under Section 382 of the Internal Revenue Code of 1986, as amended, by (i) discouraging any person or group from becoming a shareholder of 4.99% or more of common stock and (ii) discouraging any existing 4.99% shareholder from acquiring any additional shares of the Company’s stock. In connection with the Rights Agreement, each stockholder of record received one Right for each of the Company’s issued and outstanding shares of common stock entitling such stockholder to purchase one one-thousandth of a share of Series D Preferred Stock. The Rights are not exercisable by Rights holders until the Distribution Date, which is the earliest to occur of (i) the 10th business day after a public announcement or filing that a person(s) has become an Acquiring Person (as defined above) or (ii) the 10th business day after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person. Neither of these events has occurred and therefor, the Rights are not currently exercisable.

In the event that, after a person(s) has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction, or 50% or more of the Company’s assets or earning power are sold, each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company having a market value at the time of that transaction equal to two times the original exercise price of the Series D Preferred Stock. In the event of any merger, consolidation or other transaction in which shares of common stock of the Company are converted or exchanged, each holder of a share of Series D Preferred Stock will be entitled to receive 1,000 times the amount received per one share of common stock of the Company. At any time after any person(s) becomes an Acquiring Person and prior to the acquisition of beneficial ownership by such Acquiring Person of 50% or more of the outstanding shares of common stock of the Company, the Board of Directors, at its option, may exchange each Right (other than Rights owned by such person or group of affiliated or associated persons which will have become void), in whole or in part, at an exchange ratio of two shares of common stock of the Company per outstanding Right. At any time before any person(s) becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right

The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the stockholders in the election of directors. An “acquisition” means, with certain exceptions, the direct or indirect acquisition of a controlling interest. Under the NRS, an “acquiring person” that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred on such person by a majority vote of the disinterested stockholders of the corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

The Rights Agreement is still in effect and the Certificate of Incorporation contains substantially the same provisions as the Certificate of incorporation relating to the Series D Preferred Stock that was filed in the State of Delaware.

The control share acquisition statute does not apply if the corporation opts out of such provision in the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.

Appraisal or Dissenters’ Rights

Under the DGCL, stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either:

(i) listed on a national securities exchange;

(ii) included in the national market system by the National Association of Securities Dealers, Inc.; or

(iii) held by more than 2,000 stockholders of record,

unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

Only stockholders of record are entitled to dissenters’ rights.

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.

Under the NRS, stockholders have the right, in some circumstances (including, unless otherwise provided in the articles of incorporation or bylaws of a corporation, when a controlling interest has been acquired by an acquiring person (as defined above)), to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Unless otherwise provided in the articles of incorporation or board of director resolutions approving the plan of merger, conversion or exchange, stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things,

(i) listed on a national securities exchange; or

(ii) traded in an organized market and held by at least 2,000 stockholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by a corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares; or

(iii) issued by an open end management investment company registered under the Investment Company Act of 1940, as amended,

unless the stockholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares at the time the corporate action becomes effective. Both stockholders of record and beneficial stockholders are entitled to dissenters’ rights.

Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

AMENDMENTS TO CHARTER AND BYLAWS

Amendments to Charter

The DGCL provides that, subject to certain categories of amendments, an amendment to the articles of incorporation must be effected by the board of directors adopting a proposed amendment and then submitting such amendment to the stockholders at an annual or special meeting, which must be approved by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote. The DGCL further provides that the affirmative vote of a majority of the holders of the outstanding shares of a particular class is required to approve a proposed amendment if the amendment would increase or decrease the number of authorized shares (unless such affirmative vote of such holders to amend such increase or decrease is not required by the certificate of incorporation), or par value of such shares, or alter or change the power, preferences, or special rights of one or more series or class so as to affect them adversely.

The Certificate of Incorporation relating to the Series D Preferred Stock provides that the Articles of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series D Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, voting together as a single class.

The NRS provides that, unless a larger proportion of voting power of the stockholders is provided in the articles of incorporation, an amendment to the articles of incorporation must be effected by the board of directors adopting a proposed amendment and then submitting such amendment to the stockholders at an annual or special meeting, which must be approved by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote. The NRS further provides, unless otherwise provided in the articles of incorporation, in addition to the affirmative vote otherwise required, the affirmative vote of a majority of the holders of the outstanding shares of a particular class is required to approve a proposed amendment if the amendment would alter or change the power, preferences, or special rights of one or more series of any class so as to affect them adversely.

The Nevada Certificate of Incorporation contains substantially the same respective provisions as the certificates of Incorporation relating to the Series C Preferred Stock and Series D Preferred Stock that were filed in the State of Delaware.

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.	Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

Amendment of Bylaws

The DGCL states that the power to adopt, amend or repeal a company’s bylaws shall be vested in the stockholders entitled to vote, provided that a company’s certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.	The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders.

The Delaware Certificate of Incorporation expressly provides that the Board of Directors has the power to adopt, amend or repeal the Bylaws or any provision in the Bylaws. The Delaware Bylaws provide that the vote of a majority of the Board of Directors is sufficient to alter, amend or repeal the Delaware Bylaws, and that the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the entire capital stock of the Company.	The Nevada Bylaws provide that both a majority of the Board of Directors or a majority of the stockholders entitled to vote may adopt, amend or appeal any provisions of the Nevada Bylaws.

MISCELLANEOUS

Interested Party Transactions

The comparable provision of the DGCL is substantially the same as the described provision of the NRS regarding interested party transactions, except that the DGCL provides that the fact that the common interest is not known to the director or officer at the time the transaction is brought before the board is not sufficient to overcome the presumption that such a transaction is void or voidable solely because it is an interested party transaction. The DGCL provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (3) the contract or transaction is fair to the company as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or stockholders.

The provisions of the Delaware Certificate of Incorporation and Delaware Bylaws regarding interested party transactions are substantially the same as the provisions of the DGCL.

Under the NRS, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the board of directors or stockholders and the transaction is approved by the board or stockholders in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the stockholders, and they approve or ratify the transaction in good faith by a majority vote of stockholders; (3) the common interest is not known to the interested director or officer at the time the transaction is brought before the board; or (4) the transaction is fair to the corporation at the time it is authorized or approved.

The Nevada Bylaws provide thatthat no contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors of or committee thereof that authorized the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders of the corporation entitled to vote thereon, and the contract or transaction as specifically approved in good faith by vote of such stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved, or ratified, by the board of directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee that authorizes the contract or transaction.

Taxes and Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, or the number of shares outstanding and the net assets of the corporation.	Nevada charges corporations incorporated in Nevada an annual $200 business license fee and an annual list filing fee based on capitalization of the Company. Fees range from $150 to a maximum of $11,125.

The Company’s annual Delaware franchise tax fee for 2019 was $46,702, 2020 $54,850 and is expected to be $64,850 in 2021, based on its capitalization and our existing assets.	We expect to pay an annual filing fee of approximately $65,000. Nevada does not impose any franchise taxes on corporations.

In the event that the Board elects to withdraw the reincorporation proposal as a result of an excess of dissenter’s rights as described above, the Company will not consummate the Plan of Merger and the Company will remain a corporation incorporated in the State of Delaware.

Recommendation of the Board

the Board recommends a vote “FOR” approval of the reincorporation of the Company from the State of Delaware to the State of Nevada, pursuant to the Plan of MERGER.

CORPORATE GOVERNANCE

Directors and Executive Officers

Our executive officers and directors, and their ages, positions and offices with us are as follows:

Name	Age	Position
Ira Levy	65	Chief Executive Officer, Chief Financial Officer, President and Director
Steven J. Lubman	66	Vice President, Secretary, Treasurer and Director
Alan Plafker*	62	Director
Martin Novick*	85	Director
Lawrence Chariton*	64	Director
Gary Jacobs*	64	Director
Peter Levy*	61	Director

*	Independent director

Director Independence

The Board has determined that each of Messrs. Chariton, Jacobs, Plafker, Novick and Peter Levy qualify as “independent” under the Nasdaq Stock Market Rules as well as Rule 10A-3 promulgated under the Exchange Act.

Board and Committee Meetings

During the fiscal year ended November 30, 2020, the Board held 5 meetings. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he served as a director), and (ii) the total number of meetings held by all committees of the Board on which they served (during the periods that he served on such committees). We have no written policy regarding director attendance at annual meetings of stockholders. Our last annual meeting of stockholders was held on November 23, 2020 and all of our directors attended such meeting.

Board Committees

The composition and responsibilities of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Board. Each committee operates under a charter that has been approved by the Board, and which is available on our website at https://surgecomponents.com/about/investors/

Audit Committee

Our Audit Committee is comprised of Messrs. Chariton, Plafker, Novick, Jacobs and Peter Levy, each of whom is an independent director of the Board. Mr. Jacobs serves as chairman of the Audit Committee. Our Board has determined that Mr. Jacobs is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The audit committee members are “independent” as that term is defined under the Nasdaq Stock Market Rules. During the fiscal year ended November 30, 2020, the Audit Committee held four meetings.

The Audit Committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our books and records;

●	review the proposed scope and results of the audit;

●	review and pre-approve the independent auditor’s audit and non-audit services rendered;

●	approve the audit fees to be paid;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services;

●	establish procedures for complaints received by us regarding accounting matters;

●	oversee internal audit functions; and

●	prepare the report of the Audit Committee that SEC rules require to be included in our annual meeting proxy statement.

Compensation Committee

Our Compensation Committee is comprised of Peter Levy and Gary Jacobs, each of whom is an independent director. Mr. Levy serves as chairman of the Compensation Committee. During the fiscal year ended November 30, 2020, the Compensation Committee held two meetings.

The Compensation Committee is authorized to:

●	review and recommend the compensation arrangements for management, including the compensation for our chief executive officer;

●	establish and review general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals;

●	administer our stock incentive plans; and

●	prepare the report of the Compensation Committee that SEC rules require to be included in our annual meeting proxy statement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Messrs. Chariton, Plafker, Novick, Peter Levy and Jacobs, each of whom is an independent director. Mr. Jacobs serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held one meeting during the fiscal year ended November 30, 2020.

The Nominating and Corporate Governance Committee is authorized to:

●	identify and nominate members of the board of directors;

●	oversee the evaluation of the board of directors and management;

●	develop and recommend corporate governance guidelines to the board of directors;

●	evaluate the performance of the members of the board of directors; and

●	make recommendations to the board of directors as to the structure, composition and functioning of the board of directors and its committees.

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating and Corporate Governance Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, experience on the policy-making level in business or experience relevant to our product candidates and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the Nominating and Corporate Governance Committee by current Board members, stockholders, officers or other persons. The Nominating and Corporate Governance Committee will review all candidates in the same manner regardless of the source of the recommendation.

We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee and Board may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and Board’s priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.

The Nominating and Corporate Governance Committee also considers stockholder recommendations for director nominees that are properly received in accordance with our Bylaws and applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to our Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see “Procedures for Nominating Directors”.

Procedures for Nominating Directors

The Bylaws provide, among other things, for advance notice of director nominations.

The exclusive means by which a stockholder may nominate a director is as follows: (i) in the case of the nomination of a director for election at an annual meeting, by delivery of a notice to the secretary of the Company not less than sixty days nor more than ninety days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or within a reasonable time before the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting); or (ii) in the case of the nomination of a director for election at a special meeting, (other than pursuant to a special meeting request in accordance with the requirements set forth in Sections 2.3 and 2.5) by delivery of a notice to the secretary not less than sixty days nor more than ninety days prior to such special meeting, in either case setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the Company, if elected. In addition, any stockholder nominee, to be validly nominated, is required to submit to the secretary the questionnaire required pursuant to the Bylaws. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.

To be eligible to be a director nominee nominated by a stockholder or stockholders for election or reelection as a director of the Company, a nominee must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.6.2 of the Bylaws) to the secretary a written questionnaire (the “Questionnaire”) with respect to the background, qualification and experience of such person and the background of any other person or entity on whose behalf the nomination is being made and a written representation and agreement that such person: (a) will abide by the requirements of the Bylaws and the Company’s certificate of incorporation as in effect at the time of their nomination and as validly amended, (b) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (c) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (d) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company. If, prior to the meeting, there is a change or inaccuracy in any information set forth on the Questionnaire, then the director candidate must promptly notify the secretary by submitting in writing a revised Questionnaire. If a nominee fails to provide such Questionnaire, revised Questionnaire or representation and agreement in accordance with the above, the information may be deemed by the Board of Directors in its discretion not to have been provided in accordance with the Bylaws and such nominee may be disqualified as a director nominee by the Board of Directors in its discretion.

In addition to all other requirements set forth in the Bylaws, a nominating stockholder (including its affiliates) and each director nominee must also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the Bylaws.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in our best interests and in the best interests of our stockholders to combine these roles. Mr. Levy has served as our Chairman since November 1981. Due to our small size, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined.

Our board of directors is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our assessment of risks. The Board focuses on the most significant risks facing us and our general risk management strategy, and also ensures that risks undertaken by management are consistent with the board’s appetite for risk. While the Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our board leadership structure supports this approach.

Code of Ethics

We have adopted a code of ethics that applies to our officers, directors and employees. A copy of the code of ethics is accessible on our website at https://surgecomponents.com/about/investors/. Additional copies of the code of ethics may be obtained without charge, from us by writing or calling: 95 East Jefryn Blvd., Deer Park, New York 11729, Attention: Corporate Secretary, Telephone: (631) 595-1818.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

The following table sets forth as of September 30, 2021, information regarding the beneficial ownership of our common stock by: (i) each person known by the Company to be the beneficial owner of than five percent of the outstanding shares of common stock, (ii) each of our directors and officers and (iii) all officers and directors, as a group:

	Amount and Nature of		Percentage of
	Common Stock		Common Stock
	Beneficially		Beneficially
Name and address of Beneficial Owner(1)	Owned		Owned(2)

Ira Levy	1,291,786	(3)	23.5%

Steven J. Lubman	1,025,114	(3)	19.0%

Lawrence Chariton	172,573	(5)	3.18%

Alan Plafker	57.085		-

Martin Novick	15,000	(5)	-

Gary Jacobs	152,000	(4)	2.80%

Peter Levy	15,000	(5)	-

All directors and executive officers as a group (7 persons)	2,728,558		49.5%

*	Less than 1%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Surge Components, Inc., 95 East Jefryn Boulevard, Deer Park, NY 11729.

(2)	Applicable percentage ownership is based on 5,513,342 shares of common stock outstanding as of October 15, 2020.

(3)	Includes 50,000 shares issuable upon exercise of options with an exercise price of $1.41, which are exercisable within 60 days.

(4)	Includes 25,000 shares issuable upon exercise of options with an exercise price of $1.41, which are exercisable within 60 days

(5)	Includes 15,000 shares issuable upon exercise of options with an exercise price of $1.41, which are exercisable within 60 days.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

Surge Components, Inc.

95 East Jefryn Blvd.

Deer Park, New York 11729

The Board of Directors maintains a process for stockholders or other interested parties to communicate with the Board or any Board member. Stockholders or interested parties who desire to communicate with the Board should send any communication to the Company’s Corporate Secretary, Surge Components, Inc., 95 East Jefryn Blvd., Deer Park, New York 11729. We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by Surge regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee

c/o Corporate Secretary

Surge Components, Inc.

95 East Jefryn Blvd.

Deer Park, New York 11729

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended November 30, 2020 with both management and Seligson & Giannattasio, LLP, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended November 30, 2020 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Seligson & Giannattasio, LLP, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2020.

AUDIT COMMITTEE

Gary Jacobs (Chairman)
Alan Plafker
Lawrence Chariton Martin Novick Peter Levy

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation paid to our executive officers for the years ended November 30, 2020 and November 30, 2019:

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)

Ira Levy	2020	275,000	137,500	-	-	52,803	465,303
President CEO and CFO	2019	275,000	136,224	41,250	-	55,950	508,424

Steven J. Lubman	2020	225,000	100,000	-	-	48,685	373,685
Vice President and Secretary	2019	225,000	100,312	25,312	-	48,622	399,246

(1)	Amounts in this column include payments for medical insurance, automobile allowance and life and personal insurance. With respect to Fiscal 2020, the amounts were comprised of the following items:

	Medical Insurance	Automobile Allowances	Life and Personal Insurance
Ira Levy	$29,550	$16,909	$6,344
Steven J. Lubman	$29,550	$11,400	$7,735

2020 Base Salary and Bonus

In February 2016, the Company entered into revised employment agreements with two officers of the Company. Pursuant to these agreements, the base salary for one officer is $275,000 and the base salary for the other officer is $225,000. The agreements continue until terminated by either party.

The Company’s compensation committee may award these officers with bonuses and will review the base salary amounts for each of the officers on an annual basis to determine if any changes to the base salary amounts need to be made. Pursuant to the employment agreements, the officers are prohibited from engaging in activities which are competitive with those of the Company during their employment with the Company and for one year following termination. If the agreement is terminated other than for cause, the officer would be entitled to all base salary earned through the date of termination, accrued but unused vacation, all vested equity, and bonus amounts payable to the officer through the date of termination. The officers would also be entitled to receive an additional thirty-six months of annual compensation equal to the average of his base salary and bonus for the three calendar years prior to the date of termination, payable in accordance with the Company’s regular payroll practice over a 52-week period.

The bonus granted to the named executive officers for 2019 was based on certain performance goals that were set prior to the year by the Compensation Committee and the executive, but ultimately the bonus is discretionary, as the Compensation Committee has the authority to make all final decisions regarding the amount and form of bonuses provided to the executive officers. For Mr. Levy, his target bonus amount is equal to fifty percent (50%) of his base salary, and Mr. Lubman’s target is equal to forty-five percent (45%) of his base salary.

In 2019 the Compensation Committee used four performance markers to guide their decisions regarding bonus amounts. The performance guidelines that were applicable to Messrs. Levy and Lubman’s bonuses for the 2019 year included individual performance goals, revenue growth, achieving the operating plan goals for specific divisions of the company, and achieving the operating plan for the company as a whole. Each performance guideline was generally intended to make up twenty-five percent of the potential bonus amount for each executive. Based upon the Company’s and the executives’ performance during the 2019 year, the Compensation Committee granted awards that were approximately one hundred percent (100%) of the executives’ target award amount.

2020 Equity Compensation Awards

We have historically granted fully vested stock awards and stock option awards. The amount of awards granted in any given year is determined based on the performance of the company and the executive in the previous year. Performance is generally based upon the same performance guidelines that are used for the annual cash bonus award for that year. The Compensation Committee sets a target award amount based upon a percentage of the executive’s base salary. At the end of the year, the Compensation Committee determines the cash amount that resulted from the previous year’s performance, with any discretionary adjustments that the Compensation Committee deems to be appropriate, and converts that cash amount into a number of shares of stock awards or stock option awards, as applicable.

During the 2019 year, the Compensation Committee set a target amount of twenty percent (20%) of base salary for Mr. Levy and a target of fifteen percent (15%) of base salary for Mr. Lubman. Following the end of the 2019 year, the Compensation Committee determined that Messrs. Levy and Lubman should receive equity awards equal in value to one hundred percent (100%) of their target award amount. The Compensation Committee used the Company’s stock price of $1.50 on April 23, 2020 to convert the resulting cash award into 27,500 stock awards for Mr. Levy, The equity awards, if any, that will be granted to the named executive officers with respect to 2020 year performance will not be granted until the 2021 year, therefore they will be included in the compensation disclosures that we file for the 2021 year.

Employment Agreements

In February 2016, the Company entered into revised employment agreements (the “Levy Agreement” and the “Lubman Agreement”, individually, and collectively, the “Employment Agreements”) with Ira Levy and Steven Lubman, respectively, which provides the executives with a base salary of $275,000 and $225,000, respectively (“Base Salary”). The executives shall receive an annual bonus as shall be determined by the Board or the Compensation Committee, as applicable, in its sole discretion, based upon criteria to be established in its sole discretion. The executives shall also be entitled to receive additional cash, equity or other compensation or benefits in consideration for their services to the Company, at such times and in such amounts as shall be determined in the sole discretion of the Board or the Compensation Committee. In addition, the executives shall be entitled to receive grants of stock options, stock and/or any other equity incentive awards available to senior executives, under the Company’s equity incentive plans, at such times and in such amounts as shall be determined in the sole discretion of the Board or the Compensation Committee.

The Employment Agreements will remain in effect until terminated by either the Company or the executive. In the event an executive’s employment is terminated by the Company for Cause (as defined in the Employment Agreements), or if an executive resigns other than for Good Reason (as defined in the Employment Agreements), he shall be entitled to receive (i) any earned but unpaid salary, all vested equity, and any earned but unpaid bonus awards through the date of termination, and (ii) reimbursement for any unreimbursed business expenses incurred by him in accordance with the Company’s policy prior to the date of termination.

In the event an executive’s employment is terminated by the Company other than for Cause or if an executive resigns for Good Reason, including a Change of Control (as defined in the Employment Agreements) that is accompanied by the executive’s resignation within a twelve month period following that Change of Control, such executive shall be entitled to any earned but unpaid salary, all vested equity, and any earned but unpaid bonus awards through the date of termination. Such executive will also be paid an additional thirty-six months of annual compensation equal to the average of his base salary and bonus for the three calendar years prior to the date of termination, payable in accordance with the Company’s regular payroll practice over a 52-week period. The Company shall also (i) accelerate the vesting on any of the executive’s unvested stock options, restricted stock grants or other equity incentive awards; and (ii) reimburse the executive for any unreimbursed business expenses incurred by him in accordance with the Company’s policy prior to the date of termination. In the event that the executive is terminated without Cause due to our inability to pay our debts when they generally become due, we will not be liable for the cash severance payments or the payment of annual bonuses due to the executive. The severance benefits potentially payable upon a termination other than for Cause or for Good Reason will be provided subject to the executive signing a general release of claims in our favor prior to payment.

In the event an executive’s employment is terminated by the Company upon death or disability, the executive or his estate shall be entitled to receive his salary then in effect along with all other fringe benefits (including, without limitation, family medical benefits) for a period of one year following the date of such termination. In addition, the executive or his estate shall have the right to exercise any unexercised and vested options for a period of ninety days following the date of termination and to receive payment for any accrued but unpaid vacation time.

The Employment Agreements contain customary non-competition and non-solicitation provisions that extend to one year after the date of termination of the executives’ employment with the Company. The executives also agreed to customary terms regarding confidentiality and ownership of product ideas.

Outstanding Equity Awards at November 30, 2020

Name	Number of securities underlying options, Unexercisable (#)	Number of Securities Underlying Unexercised Options, Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
Ira Levy	50,000	50,000	1.41	04/23/2025
Steven Lubman	50,000	50,000	1.41	04/23/2025

Director Compensation for Year Ending November 30, 2020

The following table summarizes the compensation for our non-employee board of directors for the fiscal year ended November 30, 2020. All compensation paid to our employee directors is included under the summary compensation table above. With respect to the 2020 fiscal year, the director compensation program consisted of a monthly cash fee of $2,500 per month, with the amount increased to $3,500 per month for a non-employee director that serves as the chairman of more than two committees on the Board of Directors. The non-employee directors are also eligible to receive equity awards, although there is no annual target amount set for the non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Alan Plafker	30,000	21,150	51,150
Martin Novick	30,000	21,150	51,150
Lawrence Chariton	30,000	21,150	51,150
Gary Jacobs	42,000	35,250	77,250
Peter Levy	30,000	21,150	51,150

(1)	Amounts in this column reflect the grant date value of the option awards granted to each of the directors in accordance with Topic 718, disregarding any estimates of forfeitures. Further details of the methods and assumptions used for purposes of valuing these awards are included in Note H of the Notes to Consolidated Financial Statements of the Annual Report. As of November 30, 2020, Mr. Chariton, Mr. Novick and Mr. Levy held 15,000 shares of unexercised but vested stock option awards, and Mr. Jacobs held 25,000 shares of unexercised but vested stock option awards.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

Stockholder proposals intended for inclusion in our proxy statement for our next Annual Meeting (expected to be held on or about November 25, 2022 pursuant to Rule 14a-8 under the Exchange Act must be submitted to us on or before July 5, 2022 so that they may be considered by us for inclusion in our proxy statement relating to that meeting.

Our Bylaws provide that nominations for the election of directors and proposals for other business to be consider at the annual meeting of stockholders may be made upon timely notice given by any stockholder of record entitled to vote for the election of directors. A timely notice must be made in writing, contain the information required by our Bylaws and be received by the Secretary of the Company, not later than the close of business on the 90th day, nor earlier than the opening of business on the 120th day before the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the upcoming annual meeting is advanced more than 45 days before, or delayed more than 45 calendar days after, such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the opening of business on the 120th before the meeting and not later than (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. Additionally, section 2.6.2 of our bylaws provides that “the exclusive means by which a stockholder may nominate a director shall be: (i) in the case of the nomination of a director for election at an annual meeting, by delivery of a notice to the Secretary not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or within a reasonable time before the date on which the Corporation mails its proxy materials for the current year if during the prior year the Corporation did not hold an annual meeting); or (ii) in the case of the nomination of a director for election at a special meeting (other than pursuant to a special meeting request in accordance with the requirements set forth in Sections 2.3 and 2.5), by delivery of a notice to the Secretary not less than sixty (60) days nor more than ninety (90) days prior to such special meeting, in either case setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Corporation which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144), including any shares of the Corporation owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the Corporation, if elected. In addition, any stockholder nominee, to be validly nominated, shall submit to the Secretary the questionnaire required pursuant to Section 2.6.3 of these Bylaws. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.”

ANNUAL REPORT

The Annual Report is being sent with this Proxy Statement to each stockholder and is available at the Investor Relations portion of our website as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal years ended November 30, 2019 and November 30, 2020. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this Proxy Statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Annual Meeting are being included for each account at the shared address.

Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this Proxy Statement, or have questions regarding the house holding process, may contact our transfer agent: Continental Stock Transfer & Trust Company, by calling (212) 509-4000, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004. Promptly upon request, a separate copy of our Annual Report and/or a separate copy of this Proxy Statement will be sent. By contacting Continental Stock Transfer & Trust Company, LLC, registered stockholders sharing an address can also (i) notify us that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “house holding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of common stock of Surge, you may have received house holding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute house holding.

OTHER MATTERS

Management does not know of any other matters that are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

The information presented in this proxy statement under the caption “Audit Committee Report” will not be deemed to be “soliciting material” or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act, and nothing contained in any previous filings made by the Company under such acts shall be interpreted as incorporating by reference the information presented under said specified captions.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s Web site, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the SEC should be directed to Surge Components, Inc., 95 E. Jefryn Blvd., Deer Park, New York 11729, Attention: Investor Relations.

By Order of the Board of Directors

/s/ Ira Levy
Chief Executive Officer, President and Director
Deer Park, New York October 29, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at the Investor Relations portion of our website at https://surgecomponents.com/about/investors/

SURGE COMPONENTS, INC.

Annual Meeting of Stockholders

November 23, 2021 10:00 AM Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SURGE COMPONENTS, INC.

The undersigned stockholder of Surge Components, Inc., a Delaware corporation (the “Company”), hereby appoints Ira Levy and Steven J. Lubman, and each of them, each with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held on November 23, 2021, over the phone at (833) 540-1030 (United States toll-free) or (818) 337-2343 (standard rates apply) (conference ID 6819064) or online at https://event.on24.com/wcc/r/2790858/D2A4E8FBB2E4625C108E4FEAE87F69D3 at 10:00 a.m., Eastern time, and at any adjournment or postponement thereof (“Annual Meeting”). The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, FOR THREE YEARS IN PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

SURGE COMPONENTS, INC.

95 EAST JEFRYN BLVD.

DEER PARK, NEW YORK 11729

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Continental Stock Transfer, 1

State Street, 30th Floor, New York, NY 10004, Attention: Proxy Department.

VOTE BY E-MAIL

Mark, sign and date your proxy card and send it to proxy@continentalstock.com.

VOTE BY FAX

Mark, sign and date your proxy card and fax it to (212) 509-5152.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.	Election of Directors.	Vote FOR	Vote WITHHOLD		Vote FOR ALL
	Ira Levy Steven J. Lubman Alan Plafker Martin Novick Lawrence Chariton Peter A. Levy Gary M. Jacobs	ALL nominees	from all nominees		nominees except the nominee(s) marked below
		☐	☐		_____________

2.	Ratification of the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2021.

		For	Against		Abstain
		☐	☐		☐
3.	Advisory vote on executive compensation.

		For	Against		Abstain
		☐	☐		☐
4.	Advisory Frequency of Future Say-On-Pay Votes
		One year	Two years	Three Years	Abstain
		☐	☐	☐	☐

5.	Approval of the reincorporation from Delaware to Nevada
		For	Against		Abstain
		☐	☐	☐	☐

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date

Signature (Joint Owners)	Date

Appendix A

Plan of Merger

SURGE COMPONENTS, INC.

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (“Agreement”), dated as of [___________], 2021, is entered into by and between Surge Components, Inc., a Delaware corporation (the “Company”), and Surge Components, Inc, a Nevada corporation and a wholly-owned subsidiary of the Company (“NewCo”).

WHEREAS, the Company, whose shares of common stock are registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation and has formed NewCo in order to effectuate the reincorporation.

WHEREAS, the board of directors of each of the Company and NewCo deems it advisable, fair to and in the best interests of such corporations and their respective stockholders that the Company be merged with and into NewCo, upon the terms and subject to the conditions herein stated, and that NewCo be the surviving corporation (the “Reincorporation Merger”).

NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I
THE REINCORPORATION MERGER; EFFECTIVE TIME

Section 1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into NewCo whereupon the separate existence of the Company shall cease. NewCo shall be the surviving corporation (the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be a corporation formed under the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and the Nevada Revised Statutes, as amended (the “NRS”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

Section 1.2. Effective Time. Unless this Agreement is terminated or abandoned in accordance with its terms, as soon as practicable following the satisfaction of the conditions set forth in Article V in accordance with the terms of this Agreement, the Company and NewCo shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the “Nevada Articles of Merger”) and a Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II
ARTICLES AND BYLAWS OF THE SURVIVING CORPORATION

Section 2.1. The Articles of Incorporation. The articles of incorporation of NewCo in effect at the Effective Time shall be amended and restated as set forth on Exhibit A hereto, and such amended and restated articles shall be the articles of incorporation of the Surviving Corporation (such articles of incorporation, as so amended and restated, the “Articles of Incorporation”), until thereafter amended in accordance with the provisions provided therein or applicable law.

Section 2.2. The Bylaws. Subject to the provisions of applicable laws, the bylaws of NewCo in effect at the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), until thereafter amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS, DIRECTORS, COMMITTEES, AND CORPORATE POLICIES OF THE SURVIVING CORPORATION

Section 3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, become the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.2. Directors. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of all of the directors of the Company immediately prior to the Effective Time, each to serve in such capacity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.3. Committees. Each committee of the board of directors of the Company existing immediately prior to the Effective Time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of the Surviving Corporation, consisting of the members of such committee of the Company immediately prior to the Effective Time and governed by the charter of such committee of the Company in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of the Surviving Corporation except that the governing law thereof shall be, from and after the Effective Time, the law of Nevada. Each member of a committee of the board of directors of the Surviving Corporation shall serve in such capacity until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the applicable committee charter and the Bylaws.

Section 3.4. Corporate Policies. The corporate policies of the Surviving Corporation, including, without limitation, its code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, effective as of, and immediately following, the Effective Time shall consist of the corporate policies, including, without limitation, the code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, of the Company immediately prior to the Effective Time.

ARTICLE IV
EFFECT OF THE MERGER ON CAPITAL STOCK; CERTIFICATES

Section 4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, NewCo or the stockholders of the Company:

(a) Each share of common stock, par value $.001, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of common stock, par value $.001, of the Surviving Corporation (“Surviving Corporation Common Stock”), and all shares of Company Common Stock shall be canceled and retired and shall cease to exist.

(b) Each share of preferred stock, par value $.001, of the Company (“Company Preferred Stock”) issued and outstanding immediately prior to the Effective Time, if any, shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of preferred stock, par value $.001, of the Surviving Corporation (“Surviving Corporation Preferred Stock.

(c) With respect to the number of shares of Company Common Stock reserved for issuance under the Company’s equity compensation plans (including all amendments or modifications, collectively, the “Plans”), an equal number of shares of Surviving Corporation Common Stock shall be so reserved. The Surviving Corporation shall assume the sponsorship of the Plans, the rights and obligations of the Company thereunder, and the rights and obligations of the Company under all award agreements evidencing any award issued under any Plan or any inducement award with respect to Company Common Stock (including all amendments and modifications, collectively, the “Award Agreements”), in each case in accordance with the terms thereof and applicable law. Each equity-based award with respect to Company Common Stock issued and outstanding immediately prior to the Effective Time that was granted pursuant to the Plans and the Award Agreements (an “Equity Award”) shall be converted into a corresponding equity-based award with respect to the number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock underlying such Equity Award at the Effective Time, in accordance with the terms of the applicable Plan and Award Agreement. Such converted equity-based award shall be subject to the same terms and conditions applicable to the corresponding Equity Award prior to the conversion, including any vesting and forfeiture conditions. Further, none of the execution of this Agreement, the Reincorporation Merger or other transaction contemplated herein is intended, or shall be deemed, to constitute a “Change in Control” (or term of similar import) under any Plan, Award Agreement, employment agreement or other employee benefit plan of the Company or its affiliates.

(d) With respect to the number of shares of Company Common Stock reserved for issuance under the Company’s outstanding convertible notes and warrants at the Effective Time (the “Convertible Notes and Warrants”), if any, an equal number of shares of Surviving Corporation Common Stock shall be so reserved. The Surviving Corporation shall assume the Convertible Notes and Warrants and the rights and obligations of the Company thereunder, in each case in accordance with the terms thereof and applicable law. Each Convertible Note and Warrant shall be converted into a corresponding convertible note and warrant of the Surviving Corporation.  The Convertible Notes and Warrants shall be subject to the same terms and conditions applicable to the corresponding Convertible Notes and Warrants prior to the conversion. Further, none of the execution of this Agreement, the Reincorporation Merger or other transaction contemplated herein is intended, or shall be deemed, to constitute a “Change in Control” (or term of similar import) under any Convertible Note or Warrant.

(e) Each share of common stock, par value $0.001, of NewCo registered in the name of the Company shall be reacquired by the Surviving Corporation and canceled and retired, and shall resume the status of authorized and unissued Surviving Corporation Common Stock. No shares of Surviving Corporation Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

Section 4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock, Company Preferred Stock, or options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock equal to the number of shares of Company Common Stock or Company Preferred Stock represented thereby or that were acquirable pursuant to such options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of Company Common Stock, Company Preferred Stock, or options, warrants or other securities of the Company represented by such certificates shall have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock, Surviving Corporation Preferred Stock, or options, warrants or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
CONDITIONS

Section 5.1. Conditions to the Obligations of Each Party. The respective obligation of each party hereto to effectuate the Reincorporation Merger is subject to satisfaction of the following conditions:

(a) the holders of a majority of the outstanding shares of Company Common Stock shall have adopted this Agreement in accordance with applicable law and the certificate of incorporation and bylaws of the Company prior to the Effective Time; and

(b) any and all consents, approvals, authorizations or permits, filings or notifications deemed in the sole discretion of the Company to be material to the consummation of the Reincorporation Merger (“Required Consents”) shall have been obtained and shall be in full force and effect, including, without limitation, (i) consents, registrations, approvals, findings of suitability, licenses, declarations, notifications or filings required to be made, given or obtained under applicable laws, rules and regulations in connection with this Agreement or the consummation of the Reincorporation Merger, and (ii) supplements, agreements, amendments, conveyances, instruments, consents, approvals, authorizations and other documents to be executed and/or delivered by the Company in connection with any agreements the Company or its affiliates have entered for the provision of debt financing; provided, however, that either of the parties hereto may waive this condition (b), in its sole discretion to the extent permitted by law, with respect to any and all Required Consents.

ARTICLE VI
TERMINATION

Section 6.1. Termination. This Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the holders of Company Common Stock referred to in Section 5.1, if the board of directors of the Company determines for any reason that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or NewCo, or any of their respective stockholders, directors or officers.

In the event that the Company’s stockholders representing more than 40,000 shares of Common Stock seek to exercise dissenter’s rights pursuant to Section 262 of the Delaware General Corporation Law in connection with the Reincorporation Merger, the Board may, in accordance with its fiduciary duties, withdraw such Reincorporation Merger.

ARTICLE VII
MISCELLANEOUS AND GENERAL

Section 7.1. Modification or Amendment. Subject to the provisions of applicable laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the holders of Company Common Stock shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of the Company, (b) alter or change any provision of the Articles of Incorporation or the bylaws of the Surviving Corporation that will become effective immediately following the Reincorporation Merger other than as provided herein or (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of capital stock of either of the parties hereto.

Section 7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Section 7.3. Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Nevada, without regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to another jurisdiction.

Section 7.4. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

Section 7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 7.7. Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[Signature page follows]

THE COMPANY:

SURGE COMPONENTS, INC

By:
Name:	Ira Levy
Title:	Chief Executive Officer

NEWCO:

SURGE COMPONENTS, INC

By:
Name:	Ira Levy
Title:	Chief Executive Officer

EXHIBIT A

ARTICLES OF INCORPORATION

OF SURGE COMPONENTS, INC.

ARTICLE I

NAME

The name of the Corporation is Surge Components, Inc. (the “Corporation”).

ARTICLE II

The Registered Agent of the Corporation is Corporation Service Company. The address of Corporation Service Company is 112 North Curry Street, Carson, NV 89703.

ARTICLE III

REGISTERED OFFICE

The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE IV

PURPOSE

The Corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE V

CAPITAL STOCK

(A) Authorized Stock. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Fifty Five Million (55,000,000), of which Fifty Million (50,000,000) shares shall be common stock, par value of $0.001 per share (the “Common Stock”), and Five Million (5,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

(B) Common Stock.

(1)  General. All shares of Common Stock shall be identical and shall entitle the holders thereof to the same powers, preferences, qualifications, limitations, privileges and other rights provided under the DGCL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock (when, if and to the extent shares or series of such stock are designated and issued).

(2) Voting Rights. Each holder of record of Common Stock shall be entitled to one (1) vote for each share of Common Stock standing in such holder’s name on the books of the Corporation. Except as otherwise required by law or by or pursuant to Section 3 of this Article FOURTH, the holders of Common Stock and the holders of Preferred Stock shall vote together as a single class on all matters submitted to stockholders for a vote (including any action by written consent).

(3)  Dividends. Subject to provisions of law and Section 3 of this Article FOURTH, the holders of Common Stock shall be entitled to receive dividends out of funds legally available therefor at such times and in such amounts as the board of directors of the Corporation (the “Board of Directors”) may determine in its sole discretion.

(4) Liquidation. Subject to provisions of law and Section 3 of this Article FOURTH, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the payment or provision for payment of all debts and liabilities of the Corporation and any and all preferential amounts to which the holders of the Preferred Stock are entitled with respect to the distribution of the net assets of the Corporation in liquidation, the holders of Common Stock shall be entitled to share ratably in the remaining net assets of the Corporation available for distribution.

(C) Preferred Stock.

(1) Issuance of Blank Check Preferred Stock. The Board of Directors is expressly authorized, subject to limitations prescribed by the DGCL and the provisions of this Certificate, to provide by resolution or resolutions from time to time, and by filing a certificate(s) pursuant to the DGCL, for the issuance of shares of Preferred Stock in one or more class or series, to establish the number of shares to be included in each such class or series, and to fix the voting powers (if any), designations, powers, preferences, and relative, participating, optional or other rights, if any, of the shares of each such class or series, and any qualifications, limitations or restrictions of such preferences and rights, including, without limitation, dividend rights, conversion rights, voting rights (if any), redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, in each instance as the Board of Directors may determine in its sole discretion and without stockholder approval. Each class or series shall be designated so as to distinguish the shares thereof from the shares of all other classes and series. All shares of a series of Preferred Stock shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise specifically provided in the designation and description of the series, with those of other series of the same class.

(2) Authority to Establish Variations Between Classes or Series of Preferred Stock. The authority of the Board of Directors with respect to each class, or each series within a class shall include, but not be limited to, determination of the following:

(a)  the distinctive designation of such class or series and the number of shares to constitute such class or series;

(b)  the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms or in what events;

(c)  the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

(d)  the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive, in preference over any or all other class(es) or series, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (and distribution of the net assets of the Corporation in connection therewith);

(e)  the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of the Corporation of any other class or series, including the price or prices or the rate or rates of conversion or exchange, the terms and conditions of conversion or exchange, and the terms of adjustment, if any;

(f)  the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(g)  voting rights, if any, including special, conditional or limited voting rights with respect to any matter, including with respect to the election of directors of the Corporation (“Director”) and matters adversely affecting any class or series of Preferred Stock;

(h)  limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

(i)  such other preferences, limitations or relative rights and privileges thereof as the Board of Directors, acting in accordance with applicable law and this Certificate, may deem advisable and which are not inconsistent with law or with the provisions of this Certificate.

The shares of each class or series of Preferred Stock may vary from the shares of any other class or series thereof in any respect. Except as otherwise provided in the certificate of designations for each class or series of Preferred Stock, the Board of Directors may increase or decrease the number of shares of Preferred Stock designated for any existing class or series by a resolution adding to such class or series shares of Preferred Stock authorized but unissued shares of Preferred Stock not designated for any existing class or series of Preferred Stock, or subtracting designated shares which shall become authorized, unissued and undesignated shares of Preferred Stock.

(3)  Non-Voting Redeemable Convertible Series C Preferred Stock.

(a)  Number Authorized and Designation. Of the 5,000,000 shares of Preferred Stock authorized under this Certificate, the Corporation shall have the authority to issue 100,000 shares of such Preferred Stock designated as “Non-Voting Redeemable Convertible Series C Preferred Stock”, par value of $0.001 per share (the “Series C Preferred Stock”).

(b)  Rights, Preferences and Limitations. The relative rights, preferences and limitations of the Series C Preferred Stock are as follows:

(i) Rank. The Series C Preferred Stock shall rank (x) senior to the Common Stock, (y) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series C Preferred Stock of whatever subdivision, (z) except as specifically provided in this paragraph (ii), on parity with any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series C Preferred Stock, including any other class or series of authorized Preferred Stock, in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

(ii)  Dividends.

(aa)  The dividend rate on the shares of Series C Preferred Stock shall be $0.50 per share per annum. Such dividends shall be cumulative and accrue on each share of Series C Preferred Stock from April 15, 2001 and shall be payable in chase if when and as declared by the Board of Directors on June 30, and December 31, of each year, commencing with June 30, 2001. Each such dividend shall be paid to the holders of record of shares of the Series C Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days not less than ten days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof.

(bb)  When dividends are not paid in full or declared in full and sums set apart for the payment thereof upon the Series C Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series C Preferred Stock, all dividends declared upon shares of Series C Preferred Stock and any other Preferred Stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on the Series C Preferred Stock and such other Preferred Stock shall bear to each other the same ratio that accumulated dividends per share, including dividends accrued or in arrears on the shares of Series C Preferred Stock and such other Preferred Stock bear to each other. Except is provided in the preceding sentence, unless full cumulative dividends on the Series C Preferred Stock have been paid, or declared in full and sums set apart for the payment thereof, no dividends shall be declared or paid or set aside for payment or other distribution made upon the Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Series C Preferred Stock as to dividends or liquidation rights, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Series C Preferred Stock as to dividends or upon liquidation be redeemed, purchased, exchanged or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation or any subsidiary (except by conversion into or exchange for stock of the Corporation ranking junior to the Series C Preferred Stock as to dividends and liquidation rights).

(iii)  Voting Rights.

(aa)  Except to the extent provided for in this paragraph (c)(ii)(C) of this Section 3 of this Article FOURTH or by law, the holders of Series C Preferred Stock shall not be entitled to vote on any matters.

(bb)  So long as at least 15,200 shares of Series C Preferred Stock remains outstanding, the consent of the holders of two-thirds of the then outstanding, Series C Preferred Stock, voting as one class, either expressed in writing or at a meeting called for that purpose, shall be necessary to permit, effect or validate the creation and issuance of any series of Preferred Stock or other security of the Corporation which is senior as to payment of dividends to the Series C Preferred Stock.

(cc)  So long as at least 15,200 shares of Series C Preferred Stock remains outstanding, the consent of two-thirds of the holders of the then outstanding Series C Preferred Stock, voting as one class, either expressed in writing or at a meeting called for that purpose, shall be necessary to repeal, amend or otherwise change this Section 3(c) of this Article FOURTH in a manner which would alter or change the powers, preferences, rights, privileges, restrictions and conditions of the Series C Preferred Stock so as to adversely affect the Series C Preferred Stock.

(dd)  In the event that the holders of the Series C stock are required to vote as a class on any other matter, the affirmative vote of holders of not less than fifty percent of the outstanding of Series C Preferred Stock shall be required to approve each such matter to be voted upon, and if any matter is approved by such requisite percentage of holders of Series C Preferred Stock, such matter shall bind all holders of Series C Preferred Stock.

(iv)  Preemptive Rights. Holders of Series C Preferred Stock shall have no preemptive rights.

(v)  Liquidation Rights. On the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C Preferred Stock shall be entitled to receive out of the remaining assets of the Corporation available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock or any other class or series of stock of the Corporation ranking junior to the Series C Preferred Stock, liquidating distributions in an amount equal to $5.00 per share plus an amount equal to all accrued and unpaid dividends on each such share up to the date fixed for such distribution. If upon any voluntary or involuntary liquidation dissolution or winding up of the Corporation, the amounts payable with respect to the Series C Preferred Stock and any other shares of stock of the Corporation ranking (as to any such distribution) on a parity with the Series C Preferred Stock are not paid in full, holders of the Series C Preferred Stock and of such other shares of stock will share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Series C Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

For purposes of this paragraph (C)(iii)(4) of this Section 3 of this Article FOURTH, a distribution of assets in any dissolution, winding up, liquidation or reorganization shall not include (x) any consolidation or merger of the Corporation with or into any other corporation, (y) any dissolution, liquidation, winding up or reorganization or the Corporation immediately followed by reincorporation of another corporation or (z) a sale of other disposition of all substantially all of the Corporation’s assets to another corporation; provided that, in each such case, effective provision is made in the certificate of incorporation of the resulting and surviving corporation or otherwise for the protection of the rights of the holders of shares of Series C Preferred Stock.

(4)  Series D Preferred Stock.

(a)  Designation and Amount. The Corporation shall have the authority to issue shares of such Preferred Stock designated as “Series D Preferred Stock” (the “Series D Preferred Stock”) and the number of shares constituting the Series D Preferred Stock shall be 75,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series D Preferred Stock.

(b)  Dividends and Distributions.

(i)  Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock, in preference to the holders of Common Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (x) $1.00 or (y) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under clause (y) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(ii)  The Corporation shall declare a dividend or distribution on the Series D Preferred Stock as provided in paragraph (4)(b)(ii) of this Section 3 of this Article FOURTH immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series D Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(iii)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series D Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

(c) Voting Rights. The holders of shares of Series D Preferred Stock shall have the following voting rights:

(i)  Subject to the provision for adjustment hereinafter set forth, each share of Series D Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(ii)  Except as otherwise provided herein, in any other certificate of designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series D Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(iii)  Except as set forth herein, or as otherwise provided by law, holders of Series D Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(d)  Certain Restrictions.

(i)  Whenever quarterly dividends or other dividends or distributions payable on the Series D Preferred Stock as provided in paragraph (4)(b) of this Section 3 of this Article FOURTH are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Preferred Stock outstanding shall have been paid in full, the corporation shall not:

(aa)  declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock;

(bb)  declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(cc)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock other than (x) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (1) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (2) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (y) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series D Preferred Stock; or

(dd)  redeem or purchase or otherwise acquire for consideration any shares of Series D Preferred Stock, or any shares of stock ranking on a parity with the Series D Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(ii)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (4)(d)(i) of this Section 3 of this Article FOURTH purchase or otherwise acquire such shares at such time and in such manner.

(e)  Reacquired Shares. Any shares of Series D Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in any other certificate of designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

(f)  Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock unless, prior thereto, the holders of shares of Series D Preferred Stock shall have received the greater of (1) $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (2) an amount, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (y) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except distributions made ratably on the Series D Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under the proviso in clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(g)  Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(h)  No Redemption. The shares of Series D Preferred Stock shall not be redeemable.

(i)  Rank. The Series D Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of Preferred Stock and shall rank senior to the Common Stock as to such matters.

(j)  Amendment. This Certificate shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series D Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, voting together as a single class.

(k) Fractional Shares. The Series D Preferred Stock may be issued in fractions of a share, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series D Preferred Stock.

(D) Options, Warrants and Rights.

(1)  The Corporation may issue options, warrants, rights and similar instruments for or related to the purchase of shares of any class or series of capital stock of the Corporation. The Board of Directors, in its sole discretion, shall determine the terms and conditions on which such options, warrants, rights or other instruments are issued, their form and content and the consideration for which, and terms and conditions upon which, such shares are to be issued.

(2)  The terms and conditions of such options, warrants, rights and similar instruments to purchase shares of any class or series of capital stock of the Corporation may include, without limitation, restrictions or conditions that preclude or limit the exercise, transfer, receipt or holding of such options, warrants, rights or instruments by any person or persons, including any person or persons owning (beneficially or of record) or offering to acquire a specified number or percentage of the outstanding shares of any class or series, or any transferee or transferees of any such person or persons, or that invalidate or void such options, warrants, rights or instruments held by any such person or persons or any such transferee or transferees.

ARTICLE VI

INDEMNIFICATION; EXCULPATION

(A) Indemnification. To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.

(B) Limitation on Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

(C) Repeal and Conflicts. Any amendment to or repeal of any provision or section of this ARTICLE VII shall be prospective only, and shall not apply to or have any effect on the right or protection of, or the liability or alleged liability of, any director or officer of the Corporation existing prior to or at the time of such amendment or repeal. In the event of any conflict between any provision or section of this ARTICLE VII and any other article of the Articles of Incorporation, the terms and provisions of this ARTICLE VII shall control.

ARTICLE VII

STOCKHOLDER RIGHTS

For the avoidance of doubt, no stockholder of the Corporation shall have any preemptive rights, and no stockholder of the Corporation shall have any cumulative voting rights.

In Witness Whereof, the undersigned has set his hand to these Articles of Incorporation on this [●] day of [●], 2021.

Surge Components, Inc.

By:
Ira Levy
Chief Executive Officer

Appendix b

proposed Nevada bylaws for Surge-Nevada

BY-LAWS OF

SURGE COMPONENTS, INC.

(hereinafter called the "Corporation")

ARTICLE I — CORPORATE OFFICES

1.1. REGISTERED OFFICE

The registered office of Surge Components, Inc. shall be fixed in the corporation’s articles of incorporation. References in these bylaws to the articles of incorporation shall mean the articles of incorporation of the corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock.

1.2. OTHER OFFICES

The corporation’s board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II — MEETINGS OF STOCKHOLDERS

2.1. PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Nevada, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 78.315 of the 2019 Nevada Revised Statutes (the “NRS”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2. ANNUAL MEETING

The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Nevada as shall be designated from time to time by the board of directors and stated in the corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3. SPECIAL MEETING

(i) A special meeting of the stockholders, other than those required by statute, may be called at any time only by (A any officer at the request in writing from a majority of the Board of Directors, (B) the chairperson of the board of directors, and (C)  the president (in the absence of a chief executive officer). A special meeting of the stockholders may not be called by any other person or persons. The board of directors may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(ii) The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the board of directors, the chairperson of the board of directors, the chief executive officer or the president (in the absence of a chief executive officer). Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4. ADVANCE NOTICE PROCEDURES

(i) Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of a majority of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations), and included in the notice of meeting given by or at the direction of the board of directors, for the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

(b) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date for notice of the meeting. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election or re-election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above.

(b) To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Nevada law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be); and

(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect or re-elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c) At the request of the board of directors, any person nominated by a stockholder for election or re-election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the corporation under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the corporation and (3) that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d) Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii) Advance Notice of Director Nominations for Special Meetings.

(a) For a special meeting of stockholders at which directors are to be elected or re-elected, nominations of persons for election or re-election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected or re-elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of:

(a) (a) a stockholder to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act; or

(b) the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

2.5. NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the NRS, the articles of incorporation or these bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him or her before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

2.6. QUORUM

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the articles of incorporation or these bylaws.

If a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7. ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting and a new record date shall be fixed. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 78-370 of the NRS and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8. CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, the chief executive officer (in the absence of the chairperson) or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the stockholder meeting.

2.9. VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 78-352 (relating to voting rights of fiduciaries, pledgors and joint owners of stock and other voting agreements) of the NRS.

Except as may be otherwise provided in the articles of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Except as otherwise required by law, the articles of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the articles of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the articles of incorporation or these bylaws.

2.10. RECORD DATES

In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 78-370 of the NRS and this Section 2.11 at the adjourned meeting.

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

2.11. PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 78-355 of the NRS. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person.

2.12. LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. The stockholder list shall be arranged in alphabetical order and show the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.13. INSPECTORS OF ELECTION

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots.

In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspector or inspectors may consider such information as is permitted by applicable law. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

ARTICLE III — DIRECTORS

3.1. POWERS

The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the NRS or the articles of incorporation.

3.2. NUMBER OF DIRECTORS

The board of directors shall consist of one or more members, each of whom shall be a natural person. Unless the articles of incorporation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3. ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the articles of incorporation or these bylaws. The articles of incorporation or these bylaws may prescribe other qualifications for directors.

3.4. RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the articles of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the articles of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 78-320 of the NRS as far as applicable.

3.5. PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The board of directors may hold meetings, both regular and special, either within or outside the State of Nevada.

Unless otherwise restricted by the articles of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6. REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.7. SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the chief executive officer, the president, or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.

Notice of the time and place of special meetings shall be:

(i)  delivered personally by hand, by courier or by telephone;

(ii) sent by United States first-class mail, postage prepaid;

(iii) sent by facsimile; or

(iv) sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.

3.8. QUORUM; VOTING

At all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the articles of incorporation or these bylaws.

If the articles of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9. BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the articles of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10. FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the articles of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

ARTICLE IV — COMMITTEES

4.1. COMMITTEES OF DIRECTORS

The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the NRS to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2. COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3. MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)  Section 3.5 (place of meetings; meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings; notice);

(iv) Section 3.8 (quorum; voting);

(v) Section 3.9 (action by written consent without a meeting); and

(vi) Section 7.5 (waiver of notice) with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members. However:

(vii) the time of regular meetings of committees may be determined by resolution of the committee;

(viii) special meetings of committees may also be called by resolution of the committee; and

(ix) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the articles of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the articles of incorporation or these bylaws.

4.4. SUBCOMMITTEES

Unless otherwise provided in the articles of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

4.5. POWERS DENIED TO COMMITTEES

Committees of the board of directors shall not, in any event, have any power or authority to amend the corporation’s articles of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares adopted by the board of directors as provided in Section 78-125 of the NRS, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease, or exchange of all or substantially all of the corporation’s property and assets, recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or to amend the bylaws of the corporation. Further, no committee of the board of directors shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 78-125 of the NRS, unless the resolution or resolutions designating such committee expressly so provides.

ARTICLE V — OFFICERS

5.1. OFFICERS

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2. COMPENSATION OF OFFICERS

The board of directors shall have power to fix the compensation of all officers of the company. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

5.3. APPOINTMENT OF OFFICERS

The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Section 5 for the regular election to such office.

5.4. SUBORDINATE OFFICERS

The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.5. REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written or electronic notice to the corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.6. VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.

5.7. REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairperson of the board of directors, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.8. AUTHORITY AND DUTIES OF OFFICERS

In addition to the duties of each officer as set out below, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

(a) Chairperson of the Board

The chairperson of the board shall preside at all meetings of the stockholders and directors, and shall have such other duties as may be assigned to him or her from time to time by the board of directors.

(b) President

Unless the board of directors otherwise determines, the president shall be the chief executive officer and head of the company. Unless there is a chairperson of the board, the president shall preside at all meetings of directors and stockholders. Under the supervision of the board of directors, the president shall have the general control and management of its business and affairs, subject, however, to the right of the board of directors to confer any specific power, except such as may be by statute exclusively conferred on the president, upon any other officer or officers of the company. The president shall perform and do all acts and things incident to the position of president and such other duties as may be assigned to the president from time to time by the board of directors.

(c) Treasurer

The treasurer shall have the care and custody of all the funds and securities of the company that may come into his or her hands as treasurer, and the power and authority to endorse checks, drafts and other instruments for the payment of money for deposit or collection when necessary or proper and to deposit the same to the credit of the company in such bank or banks or depository as the board of directors, or the officers or agents to whom the board of directors may delegate such authority, may designate, and may endorse all commercial documents requiring endorsements for or on behalf of the company. The treasurer may sign all receipts and vouchers for the payments made to the company. The treasurer shall render an account of his or her transactions to the board of directors as often as the board of directors or the committee shall require the same. The treasurer shall enter regularly in the books to be kept by him or her for that purpose full and adequate account of all moneys received and paid by him or her on account of the company. The treasurer shall perform all acts incident to the position of treasurer, subject to the control of the board of directors. The treasurer shall when requested, pursuant to vote of the board of directors, give a bond to the company conditioned for the faithful performance of his or her duties, the expense of which bond shall be borne by the company.

(d) Secretary

The secretary shall keep the minutes of all meetings of the board of directors and of the stockholders; he or she shall attend to the giving and serving of all notices of the company. Except as otherwise ordered by the board of directors, he or she shall attest the seal of the company upon all contracts and instruments executed under such seal and shall affix the seal of the company thereto and to all certificates of shares of capital stock of the company. The secretary shall have charge of the stock certificate book, transfer book and stock ledger, and such other books and papers as the board of directors may direct. The secretary shall, in general, perform all the duties of secretary, subject to the control of the board of directors.

ARTICLE VI — STOCK

6.1. STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson of the board of directors or vice-chairperson of the board of directors, or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have power to issue a certificate in bearer form.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2. SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section 6.2 or with respect to this section 6.2 a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3. LOST, STOLEN OR DESTROYED CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4. DIVIDENDS

The board of directors, subject to any restrictions contained in the articles of incorporation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the articles of incorporation.

The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

6.5. TRANSFER OF STOCK

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney or legal representative duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the articles of incorporation, these bylaws, applicable law or contract.

6.6. STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the NRS.

6.7. REGISTERED STOCKHOLDERS

The corporation:

(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

6.8. FRACTIONAL SHARE INTERESTS

The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (i) arrange for the disposition of fractional interests by those entitled thereto, (ii) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (iii) issue scrip or warrants in registered or bearer form that shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The board of directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions that the board of directors may impose.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

7.1. NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the corporation’s records. An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2. NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the NRS, the articles of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the NRS, the articles of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii)  such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

7.3. NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the NRS, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the NRS, the articles of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4. NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the NRS, the articles of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under the NRS, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5. WAIVER OF NOTICE

Whenever notice is required to be given to stockholders, directors or other persons under any provision of the NRS, the articles of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the board of directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the articles of incorporation or these bylaws.

ARTICLE VIII — INDEMNIFICATION

8.1. INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director of the corporation or an officer of the corporation, or while a director of the corporation or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2. INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or while a director or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3. SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

8.4. INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the corporation shall have power to indemnify its employees and its agents to the extent not prohibited by the NRS or other applicable law. The board of directors shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the board of determines.

8.5. ADVANCED PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the NRS. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems reasonably appropriate and shall be subject to the corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.

8.6. LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the NRS, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)  for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii) for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(v)  if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

8.7. DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8. NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the NRS or other applicable law.

8.9. INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the NRS.

8.10. SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11. EFFECT OF REPEAL OR MODIFICATION

Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

8.12. CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan (excluding any “parachute payments” within the meanings of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended); and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.

ARTICLE IX — GENERAL MATTERS

9.1. CONFLICT OF INTEREST

No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors of or committee thereof that authorized the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders of the corporation entitled to vote thereon, and the contract or transaction as specifically approved in good faith by vote of such stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved, or ratified, by the board of directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee that authorizes the contract or transaction.

9.2. EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the articles of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.3. CHECKS, DRAFTS AND NOTES

All checks, drafts, or orders for the payment of money, and all notes and acceptances of the corporation shall be signed by such officer or officers, or such agent or agents, as the board of directors may designate.

9.4. FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

9.5. SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.6. CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

9.7. GENERAL POWERS

In addition to the powers and authority expressly conferred upon them by these bylaws, the Board of Directors may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the corporation’s articles of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

9.8. AMENDMENTS.

These bylaws may be amended or repealed and new bylaws may be adopted by the board of directors or the holders of a majority of the voting power of the corporation.

Appendix c

Delaware general corporate law §262

§ 262. Appraisal rights [For application of this section, see § 17; 82 Del. Laws, c. 45, § 23; and 82 Del. Laws, c. 256, § 24].

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

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(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

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(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

8 Del. C. 1953, §  262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, §  24; 57 Del. Laws, c. 148, §§  27-29; 59 Del. Laws, c. 106, §  12; 60 Del. Laws, c. 371, §§  3-12; 63 Del. Laws, c. 25, §  14; 63 Del. Laws, c. 152, §§  1, 2; 64 Del. Laws, c. 112, §§  46-54; 66 Del. Laws, c. 136, §§  30-32; 66 Del. Laws, c. 352, §  9; 67 Del. Laws, c. 376, §§  19, 20; 68 Del. Laws, c. 337, §§  3, 4; 69 Del. Laws, c. 61, §  10; 69 Del. Laws, c. 262, §§  1-9; 70 Del. Laws, c. 79, §  16; 70 Del. Laws, c. 186, §  1; 70 Del. Laws, c. 299, §§  2, 3; 70 Del. Laws, c. 349, §  22; 71 Del. Laws, c. 120, §  15; 71 Del. Laws, c. 339, §§  49-52; 73 Del. Laws, c. 82, §  21; 76 Del. Laws, c. 145, §§  11-16; 77 Del. Laws, c. 14, §§  12, 13; 77 Del. Laws, c. 253, §§  47-50; 77 Del. Laws, c. 290, §§  16, 17; 79 Del. Laws, c. 72, §§  10, 11; 79 Del. Laws, c. 122, §§  6, 7; 80 Del. Laws, c. 265, §§ 8-11; 81 Del. Laws, c. 354, §§ 9, 10, 17; 82 Del. Laws, c. 45, § 15; 82 Del. Laws, c. 256, § 15;

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